UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc.
              Master Aggregate Bond Index Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

                       Merrill Lynch
                       Aggregate Bond Index Fund
                       Of Merrill Lynch Index Funds, Inc.

                       Annual Report
                       December 31, 2005

Merrill Lynch Aggregate Bond Index Fund

Important Tax Information

The following information is provided with respect to the net investment income distributions paid monthly by Merrill Lynch Aggregate Bond Index Fund during the fiscal year ended December 31, 2005.

-----------------------------------------------------------------------------
Federal Obligation Interest .......................................      9.42%*
Interest-Related Dividends for Non-U.S. Residents:
  January 2005 ....................................................     64.89%**
  February - December 2005 ........................................     92.82%**
-----------------------------------------------------------------------------

The following information is provided with respect to the distribution paid by the Fund to shareholders on August 24, 2005.

-----------------------------------------------------------------------------
Long-Term Capital Gains .........................................    $.004963
-----------------------------------------------------------------------------

The following information is provided with respect to the distribution paid by the Fund to shareholders on December 30, 2005.

-----------------------------------------------------------------------------
Short-Term Capital Gains for Non-U.S. Residents .................    $.012017**
Long-Term Capital Gains .........................................    $.024801
-----------------------------------------------------------------------------

* The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month      12-month
===========================================================================================
U.S. equities (Standard & Poor's 500 Index)                           + 5.77%       + 4.91%
-------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                          + 5.88        + 4.55
-------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)       +14.88        +13.54
-------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                   - 0.08        + 2.43
-------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 0.60        + 3.51
-------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)        + 1.48        + 2.26
-------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                  Sincerely,


                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  President and Director/Trustee


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005      3

A Discussion With Your Fund's Portfolio Manager

      We continue to invest in a statistically selected sample of bonds correlated to the Lehman Brothers Aggregate Bond Index in an effort to offer investors returns consistent with the broader investment grade bond market.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Merrill Lynch Aggregate Bond Index Fund's Class A and Class I Shares had total returns of +1.83% and +2.09%, respectively. This compared to a return of +2.43% for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, for the same period. (Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Although the Fund uses a stratified sampling approach to mimic the composition and performance of the Index, a minimal margin of error in total return tracking is expected in seeking to match the return of the benchmark. This often will account for the variance in returns versus the Index.

The Lehman Brothers Aggregate Bond Index is composed of three major investment sectors: U.S. government and agency issues, agency-guaranteed mortgage-backed securities (MBS) and investment grade corporate bonds. Sector weighting and security selection in the Index are determined by the representation that each sector has in the overall market. For calendar year 2005, the government and agency sector of the Index was the best performer, posting a gain of 2.65%. As short-term interest rates climbed in 2005, investors grew more averse to riskier assets, prompting widening yield spreads in the credit sectors and resulting in superior relative performance for the government and agency sector. For the same period, the MBS sector gained 2.61%, virtually matching the performance of the government and agency sector. Although yield spreads on MBS widened versus U.S. Treasury securities of similar maturities, much of the move was offset by the yield advantage of MBS. The corporate credit sector was up 1.96% for the year.

These returns were realized in an environment of rising short-term interest rates, as the Federal Reserve Board (the Fed) remained vigilant in its effort to combat inflation. The interest rate hikes, which began in mid 2004 when the target federal funds rate stood at a historic low of 1%, continued at a measured pace in 2005, culminating in a target short-term interest rate of 4.25% at year-end. While the federal funds rate was ratcheting up 200 basis points over the year, long-term interest rates, as measured by the 10-year U.S. Treasury note, were relatively stable. Over the past 12 months, yields on the 10-year Treasury ranged from a low of 3.89% on June 2 to a high of 4.66% on November 4. After flattening considerably over the course of the year, the yield curve had become slightly inverted by period-end. That is, the 4.39% yield on the 10-year Treasury was two basis points (.02%) lower than that of the two-year Treasury note. By comparison, the 4.24% yield on the 10-year Treasury at the beginning of the year was 116 basis points higher than that of the two-year note.

How was the portfolio managed during the year?

The Fund seeks to replicate the total return, before expenses, of the unmanaged Lehman Brothers Aggregate Bond Index, a widely accepted investment performance benchmark composed of dollar-denominated investment grade bonds of different types. Because it is not practical or logistically possible to create a portfolio with all of the Index positions, we construct a proxy portfolio (Master Aggregate Bond Index Series) of far fewer securities that seeks to duplicate the return of the benchmark.


4       MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

The investments in the Series are determined by implementing stratified sampling techniques. Through this approach, we select securities that collectively mimic the investment characteristics of the Index at the sector and subsector levels. At December 31, 2005, the Lehman Brothers Aggregate Bond Index was composed of 6,453 securities, and the Series held 585 individual investments designed to match the market exposure and investment characteristics of the Index.

What changes occurred in the Index, and the portfolio, during the year?

In seeking to provide returns that are representative of the bond market as a whole, we track the sector and subsector weightings of our benchmark index rather than maintaining a bias to any specific area of the market.

At December 31, 2005, the government and agency sector of the Lehman Brothers Aggregate Bond Index was composed of 843 securities, accounting for 36.39% of the Index's total capitalization. This was in comparison to 695 issues representing 35.69% of the benchmark at December 31, 2004. The Series' position in this sector is designed to match the duration, yield and convexity of the Index. Therefore, any change in interest rates or the shape of the yield curve will have an identical effect on the sector's return.

The MBS sector included 2,690 securities and comprised 40.20% of the Index at December 31, 2005, versus 2,272 securities representing 39.51% of the Index at December 31, 2004. The Fund's position in the MBS sector has the same exposure to 30-year, 15-year and balloon MBS as that of the Index. Within these subsectors, exposure to coupons and issuers also are matched to that of the Index in an effort to duplicate the return of the Index's MBS sector with minimal deviation.

Within the corporate sector, there were 2,920 securities representing 23.41% of the Index at December 31, 2005, compared to 2,869 securities representing 24.80% of the Index as of December 31, 2004. As with the U.S. government sector, we seek to match investment characteristics in the portfolio's corporate sector with those of the Index. However, in the corporate sector, we also seek to mirror the credit rating and industry exposure of the benchmark.

How was the portfolio positioned at the close of the period?

We continue to use our stratified sampling techniques to create a proxy portfolio of our benchmark and offer comparable returns. With that in mind, we expect the portfolio to continue to meet its objective of providing fixed income returns consistent with those of the broader market.

Jeffrey B. Hewson
Vice President and Portfolio Manager

January 17, 2006


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005      5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through two pricing alternatives:

o Class A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of 0.25% (per year).

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                    6-Month         12-Month       Since Inception  Standardized
As of December 31, 2005                           Total Return    Total Return      Total Return    30-Day Yield
================================================================================================================
ML Aggregate Bond Index Fund Class A Shares*         -0.50%           +1.83%           +67.39%          4.29%
----------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class I Shares*         -0.37            +2.09            +71.07           4.55
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**               -0.08            +2.43            +75.88             --
----------------------------------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 4/03/97.
** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds. Since inception total return is from 4/03/97.


6       MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class A & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Aggregate Bond Index. Values are from April 3, 1997 to December 2005.


                     ML Aggregate            ML Aggregate                 Lehman
                Bond Index Fund+--     Bond Index Fund+--     Brothers Aggregate
                   Class A Shares*        Class I Shares*           Bond Index++
4/03/97**                  $10,000                $10,000                $10,000
12/97                      $10,929                $10,949                $10,988
12/98                      $11,832                $11,883                $11,943
12/99                      $11,656                $11,724                $11,845
12/00                      $12,961                $13,082                $13,222
12/01                      $13,946                $14,112                $14,338
12/02                      $15,286                $15,492                $15,808
12/03                      $15,796                $16,063                $16,457
12/04                      $16,438                $16,757                $17,171
12/05                      $16,739                $17,107                $17,588

* Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Aggregate Bond Index Series of Quantitative Master Series Trust. The Trust may invest in a statistically selected sample of fixed income securities and other types of financial instruments.
++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgaged-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

      Past performance is not predictive of future performance.

Average Annual Total Return

Class A Shares                                                            Return
================================================================================
One Year Ended 12/31/05                                                   +1.83%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                 +5.25
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/05                                      +6.07
--------------------------------------------------------------------------------

Class I Shares                                                            Return
================================================================================
One Year Ended 12/31/05                                                   +2.09%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                 +5.51
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/05                                      +6.33
--------------------------------------------------------------------------------


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005      7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                           Expenses Paid
                                                      Beginning           Ending        During the Period*
                                                    Account Value     Account Value       July 1, 2005 to
                                                    July 1, 2005    December 31, 2005    December 31, 2005
==========================================================================================================
Actual
==========================================================================================================
Class A                                                $1,000            $  995.00             $3.05
----------------------------------------------------------------------------------------------------------
Class I                                                $1,000            $  996.30             $1.78
==========================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================
Class A                                                $1,000            $1,022.44             $3.09
----------------------------------------------------------------------------------------------------------
Class I                                                $1,000            $1,023.72             $1.80
----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class A and .35% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Statement of Assets and Liabilities      Merrill Lynch Aggregate Bond Index Fund

As of December 31, 2005
=================================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------------
               Investment in Master Aggregate Bond Index Series (the "Series"), at value
                (identified cost--$360,531,798) ..............................................                      $ 361,719,252
               Prepaid expenses ..............................................................                             17,662
                                                                                                                    -------------
               Total assets ..................................................................                        361,736,914
                                                                                                                    -------------
=================================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------------
               Payables:
                  Dividends and distributions to shareholders ................................    $     649,724
                  Administrator ..............................................................           18,238
                  Distributor ................................................................            6,493           674,455
                                                                                                  -------------
               Accrued expenses and other liabilities ........................................                             41,462
                                                                                                                    -------------
               Total liabilities .............................................................                            715,917
                                                                                                                    -------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
               Net assets ....................................................................                      $ 361,020,997
                                                                                                                    =============
=================================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------------
               Class A Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized                      $         276
               Class I Shares of Common Stock, $.0001 par value, 125,000,000 shares authorized                              3,159
               Paid-in capital in excess of par ..............................................                        360,902,093
               Accumulated distributions in excess of investment income--net .................    $    (195,751)
               Accumulated realized capital losses allocated from the Series--net ............         (876,234)
               Unrealized appreciation allocated from the Series--net ........................        1,187,454
                                                                                                  -------------
               Total accumulated earnings--net ...............................................                            115,469
                                                                                                                    -------------
               Net Assets ....................................................................                      $ 361,020,997
                                                                                                                    =============
=================================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------------
               Class A--Based on net assets of $28,983,879 and 2,757,262 shares outstanding ..                      $       10.51
                                                                                                                    =============
               Class I--Based on net assets of $332,037,118 and 31,590,411 shares outstanding                       $       10.51
                                                                                                                    =============

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005      9

Statement of Operations                  Merrill Lynch Aggregate Bond Index Fund

For the Year Ended December 31, 2005
=================================================================================================================================
Investment Income--Net
---------------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Series:
                          Interest ...........................................................                      $  16,290,505
                          Securities lending--net ............................................                             20,317
                          Expenses ...........................................................                           (212,284)
                                                                                                                    -------------
                       Total income ..........................................................                         16,098,538
                                                                                                                    -------------
=================================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------------
                       Administration fees ...................................................    $     693,071
                       Transfer agent fees--Class I ..........................................          338,915
                       Printing and shareholder reports ......................................           93,259
                       Account maintenance fees--Class A .....................................           80,410
                       Registration fees .....................................................           42,846
                       Transfer agent fees--Class A ..........................................           32,255
                       Professional fees .....................................................           10,461
                       Directors' fees and expenses ..........................................            4,854
                       Other .................................................................           10,024
                                                                                                  -------------
                       Total expenses before waiver ..........................................        1,306,095
                       Waiver of expenses ....................................................         (164,375)
                                                                                                  -------------
                       Total expenses after waiver ...........................................                          1,141,720
                                                                                                                    -------------
                       Investment income--net ................................................                         14,956,818
                                                                                                                    -------------
=================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated From the Series--Net
---------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...................................................          674,751
                          Swaps--net .........................................................         (152,051)          522,700
                                                                                                  -------------
                       Change in unrealized appreciation on investments--net .................                         (8,252,890)
                                                                                                                    -------------
                       Total realized and unrealized loss--net ...............................                         (7,730,190)
                                                                                                                    -------------
                       Net Increase in Net Assets Resulting from Operations ..................                      $   7,226,628
                                                                                                                    =============

      See Notes to Financial Statements.


10      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Statements of Changes in Net Assets      Merrill Lynch Aggregate Bond Index Fund

                                                                                                         For the Year Ended
                                                                                                            December 31,
                                                                                                  -------------------------------
Increase (Decrease) in Net Assets:                                                                     2005              2004
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
         Investment income--net ..............................................................    $  14,956,818     $  15,664,002
         Realized gain--net ..................................................................          522,700         7,809,845
         Change in unrealized appreciation--net ..............................................       (8,252,890)       (5,807,322)
                                                                                                  -------------------------------
         Net increase in net assets resulting from operations ................................        7,226,628        17,666,525
                                                                                                  -------------------------------
=================================================================================================================================
Dividends & Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------
         Investment income--net:
            Class A ..........................................................................       (1,248,365)       (2,164,103)
            Class I ..........................................................................      (13,718,703)      (13,823,831)
         Realized gain--net:
            Class A ..........................................................................         (146,554)         (698,074)
            Class I ..........................................................................       (1,652,899)       (5,123,432)
                                                                                                  -------------------------------
         Net decrease in net assets resulting from dividends and distributions to shareholders      (16,766,521)      (21,809,440)
                                                                                                  -------------------------------
=================================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------------
         Net decrease in net assets derived from capital share transactions ..................      (26,930,863)      (28,134,770)
                                                                                                  -------------------------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
         Total decrease in net assets ........................................................      (36,470,756)      (32,277,685)
         Beginning of year ...................................................................      397,491,753       429,769,438
                                                                                                  -------------------------------
         End of year* ........................................................................    $ 361,020,997     $ 397,491,753
                                                                                                  ===============================
            * Accumulated distributions in excess of investment income--net                       $    (195,751)    $     (37,041)
                                                                                                  ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     11

Financial Highlights                     Merrill Lynch Aggregate Bond Index Fund

                                                                                             Class A
                                                             ----------------------------------------------------------------------
                                                                                For the Year Ended December 31,
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.          2005           2004            2003            2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of year .....   $  10.78       $  10.91        $  10.96        $  10.50       $  10.31
                                                             ----------------------------------------------------------------------
                  Investment income--net .................        .41*           .39*            .41*            .52*           .58
                  Realized and unrealized gain (loss)--net       (.21)           .04            (.05)            .46            .19
                                                             ----------------------------------------------------------------------
                  Total from investment operations .......        .20            .43             .36             .98            .77
                                                             ----------------------------------------------------------------------
                  Less dividends and distributions:
                     Investment income--net ..............       (.42)          (.40)           (.41)           (.52)          (.58)
                     Realized gain--net ..................       (.05)          (.16)             --              --             --
                                                             ----------------------------------------------------------------------
                  Total dividends and distributions ......       (.47)          (.56)           (.41)           (.52)          (.58)
                                                             ----------------------------------------------------------------------
                  Net asset value, end of year ...........   $  10.51       $  10.78        $  10.91        $  10.96       $  10.50
                                                             ======================================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....       1.83%          4.05%           3.35%           9.61%          7.60%
                                                             ======================================================================
===================================================================================================================================
Ratios to Average Net Assets**
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver ................        .60%           .60%            .60%            .59%           .60%
                                                             ======================================================================
                  Expenses ...............................        .64%           .61%            .62%            .61%           .71%
                                                             ======================================================================
                  Investment income--net .................       3.87%          3.60%           3.70%           4.91%          5.50%
                                                             ======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of year (in thousands) .   $ 28,984       $ 47,466        $ 63,872        $ 61,029       $ 60,438
                                                             ======================================================================
                  Portfolio turnover of the Series .......     147.39%        159.44%         136.76%         112.18%        144.23%
                                                             ======================================================================

*     Based on average shares outstanding.
** Includes the Fund's share of the Series' allocated expenses and/or investment income--net.

      See Notes to Financial Statements.


12      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Financial Highlights (concluded)         Merrill Lynch Aggregate Bond Index Fund

                                                                                             Class I
                                                             ----------------------------------------------------------------------
                                                                                 For the Year Ended December 31,
The following per share data and ratios have been derived    ----------------------------------------------------------------------
from information provided in the financial statements.          2005           2004            2003            2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of year .....   $  10.78       $  10.91        $  10.95        $  10.50       $  10.31
                                                             ----------------------------------------------------------------------
                  Investment income--net .................        .44*           .42*            .43*            .55*           .61
                  Realized and unrealized gain (loss)--net       (.22)           .04            (.03)            .45            .19
                                                             ----------------------------------------------------------------------
                  Total from investment operations .......        .22            .46             .40            1.00            .80
                                                             ----------------------------------------------------------------------
                  Less dividends and distributions:
                     Investment income--net ..............       (.44)          (.43)           (.44)           (.55)          (.61)
                     Realized gain--net ..................       (.05)          (.16)             --              --             --
                                                             ----------------------------------------------------------------------
                  Total dividends and distributions ......       (.49)          (.59)           (.44)           (.55)          (.61)
                                                             ----------------------------------------------------------------------
                  Net asset value, end of year ...........   $  10.51       $  10.78        $  10.91        $  10.95       $  10.50
                                                             ======================================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....       2.09%          4.31%           3.70%           9.78%          7.87%
                                                             ======================================================================
===================================================================================================================================
Ratios to Average Net Assets**
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses, net of waiver ................        .35%           .35%            .35%            .34%           .35%
                                                             ======================================================================
                  Expenses ...............................        .39%           .36%            .37%            .36%           .46%
                                                             ======================================================================
                  Investment income--net .................       4.12%          3.85%           3.95%           5.16%          5.72%
                                                             ======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of year (in thousands) .   $332,037       $350,026        $365,898        $360,991       $324,390
                                                             ======================================================================
                  Portfolio turnover of the Series .......     147.39%        159.44%         136.76%         112.18%        144.23%
                                                             ======================================================================

*     Based on average shares outstanding.
** Includes the Fund's share of the Series' allocated expenses and/or investment income--net.

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     13

Notes to Financial Statements            Merrill Lynch Aggregate Bond Index Fund

1. Significant Accounting Policies:

Merrill Lynch Aggregate Bond Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in Master Aggregate Bond Index Series (the "Series") of the Quantitative Master Series Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Series owned by the Fund at December 31, 2005 was 36.0%. The Fund offers two classes of shares. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to its account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year $464,948 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $148,460 has been reclassified between accumulated distributions in excess of net investment income and accumulated realized capital losses as a result of permanent differences attributable to net gains realized on the distribution of securities not recognized for tax purposes, swap agreements, amortization methods on fixed income securities, and the reclassification of distributions. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .19% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. MLIM has entered into a voluntary arrangement with the Fund under which expenses incurred by the Fund (excluding account maintenance fees) will not exceed .35%. This arrangement has a one-year term and is renewable. For the year ended December 31, 2005, MLIM earned fees of $693,071, of which $164,375 was waived.

The Fund may pay a monthly investment advisory fee at an annual rate of .06% based upon the average daily value of the Fund's net assets. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Series.


14      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Notes to Financial Statements (concluded)
                                         Merrill Lynch Aggregate Bond Index Fund

As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is accrued daily and paid monthly at the annual rate of ..25% based upon the average daily net assets of Class A Shares.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $26,930,863 and $28,134,770 for the years ended December 31, 2005 and December 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            773,702        $  8,268,069
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             97,135           1,035,355
                                                -------------------------------
Total issued ...........................            870,837           9,303,424
Shares redeemed ........................         (2,516,993)        (26,960,665)
                                                -------------------------------
Net decrease ...........................         (1,646,156)       $(17,657,241)
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2004                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,470,677        $ 16,082,715
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            221,172           2,402,740
                                                -------------------------------
Total issued ...........................          1,691,849          18,485,455
Shares redeemed ........................         (3,141,603)        (34,369,324)
                                                -------------------------------
Net decrease ...........................         (1,449,754)       $(15,883,869)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2005                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,470,426       $ 111,757,534
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................          1,020,713          10,862,316
                                                -------------------------------
Total issued ...........................         11,491,139         122,619,850
Shares redeemed ........................        (12,376,169)       (131,893,472)
                                                -------------------------------
Net decrease ...........................           (885,030)      $  (9,273,622)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2004                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         13,214,147       $ 144,088,117
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................          1,185,213          12,870,982
                                                -------------------------------
Total issued ...........................         14,399,360         156,959,099
Shares redeemed ........................        (15,459,780)       (169,210,000)
                                                -------------------------------
Net decrease ...........................         (1,060,420)      $ (12,250,901)
                                                ===============================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                    12/31/2005        12/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................       $15,757,158       $20,301,079
  Net long-term capital gains ..............         1,009,363         1,508,361
                                                   -----------------------------
Total taxable distributions ................       $16,766,521       $21,809,440
                                                   =============================

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income--net .........................         $ 118,873
Undistributed long-term capital gains--net .................                --
                                                                     ---------
Total undistributed earnings--net ..........................           118,873
Capital loss carryforward ..................................                --
Unrealized losses--net .....................................            (3,404)*
                                                                     ---------
Total accumulated earnings--net ............................         $ 115,469
                                                                     =========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     15

Report of Independent Registered Public Accounting Firm
                                         Merrill Lynch Aggregate Bond Index Fund

To the Shareholders and Board of Directors of Merrill Lynch Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Aggregate Bond Index Fund, one of the series constituting Merrill Lynch Index Funds, Inc. (the "Fund"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006


16      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Portfolio Information                         Master Aggregate Bond Index Series

As of December 31, 2005

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ................................................                   73.3%
AA/Aa ..................................................                    4.3
A/A ....................................................                    8.8
BBB/Baa ................................................                    5.9
Other* .................................................                    7.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     17

Summary Schedule of Investments
                       Master Aggregate Bond Index Series      (in U.S. dollars)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                    Interest            Maturity                          Percent of
                       Issue                        Face Amount       Rate               Date(s)               Value      Net Assets
====================================================================================================================================
Government & Agency    Fannie Mae                   $32,545,000      2.625%            11/15/2006          $ 31,967,489       3.2%
Obligations                                           1,595,000      4.25               9/15/2007             1,581,983       0.2
                                                     32,205,000      5.75             2/15/2008 (d)          32,852,514       3.3
                                                     12,395,000      2.50               6/15/2008            11,762,198       1.2
                                                     13,025,000      3.25             8/15/2008 (d)          12,557,637       1.2
                                                     22,425,000      4.50            10/15/2008 (d)          22,300,609       2.2
                                                     26,455,000      6.625              9/15/2009            28,130,686       2.8
                                                     30,840,000      6.00               5/15/2011            32,617,525       3.2
                                                      8,330,000      4.375              3/15/2013             8,111,154       0.8
                                                      5,185,000      4.625             10/15/2014             5,123,895       0.5
                                                      3,685,000   5.25 - 7.25     6/15/2006 - 5/15/2030       4,124,917       0.4
                       -------------------------------------------------------------------------------------------------------------
                       Freddie Mac                   24,610,000      4.875              3/15/2007            24,637,588       2.5
                                                      6,615,000      5.75               4/15/2008             6,757,441       0.7
                                                     15,905,000      4.125              7/12/2010            15,509,793       1.5
                                                      8,965,000      4.875             11/15/2013             9,007,404       0.9
                                                     12,110,000      4.75              11/17/2015            12,018,957       1.2
                                                      8,655,000      6.75               9/15/2029            10,703,673       1.1
                                                      5,005,000   4.375 - 7.18    6/27/2006 - 7/15/2032       5,441,770       0.5
                       -------------------------------------------------------------------------------------------------------------
                       U.S. Treasury Bonds           14,975,000      8.75               5/15/2017            20,563,715       2.0
                                                      8,625,000      8.50               2/15/2020            12,099,253       1.2
                                                      6,335,000      8.125              8/15/2021             8,790,060       0.9
                                                      8,610,000      6.25               8/15/2023            10,281,554       1.0
                                                      4,105,000      6.875              8/15/2025             5,286,468       0.5
                                                      3,510,000      6.375              8/15/2027             4,348,149       0.4
                                                      1,845,000      5.375              2/15/2031             2,072,453       0.2
                       -------------------------------------------------------------------------------------------------------------
                       U.S. Treasury Notes            7,335,000      3.00            11/15/2007 (d)           7,152,197       0.7
                                                      5,890,000      4.00              11/15/2012             5,763,229       0.6
                                                      4,660,000   2.625 - 3.625  11/15/2006 - 1/15/2010       4,556,232       0.5
                       -------------------------------------------------------------------------------------------------------------
                       Other Securities                                                                       1,554,633       0.2
                       -------------------------------------------------------------------------------------------------------------
                       Total Government & Agency Obligations (Cost--$356,303,214)                           357,675,176      35.6
====================================================================================================================================
Government Agency      Freddie Mac Mortgage           7,577,000      4.00             1/01/2021 (b)           7,219,457       0.7
Mortgage-Backed        Participation Certificates    36,340,382      4.50       2/01/2011 - 1/15/2021 (b)    35,433,404       3.5
Obligations*                                          6,864,845      4.50        4/01/2034 - 12/01/2035       6,462,817       0.6
                                                     30,339,591      5.00      11/01/2017 - 2/15/2021 (b)    30,062,386       3.0
                                                     77,780,197      5.00       8/01/2035 - 2/15/2036 (b)    75,300,580       7.5
                                                      8,832,665      5.50         4/01/2014 - 7/01/2020       8,890,171       0.9
                                                     96,897,291      5.50       8/01/2035 - 2/15/2036 (b)    95,993,941       9.6
                                                      3,997,901      6.00        4/01/2016 - 10/01/2017       4,081,086       0.4
                                                     30,946,594      6.00       6/01/2033 - 2/15/2036 (b)    31,246,093       3.1
                                                     14,180,678      6.50       1/01/2026 - 1/15/2036 (b)    14,553,209       1.4
                                                      3,562,775      7.00        1/01/2020 - 11/01/2032       3,712,645       0.4
                                                      2,743,330   6.50 - 12.50    5/01/2007 - 9/01/2032       2,879,813       0.3
                       -------------------------------------------------------------------------------------------------------------
                       Ginnie Mae MBS Certificates    4,006,000      4.50               9/15/2035             3,844,508       0.4
                                                      9,482,000      5.00       1/15/2036 - 2/15/2036 (b)     9,353,925       0.9
                                                      9,415,354      5.50         1/15/2035 - 5/15/2035       9,480,084       0.9
                                                      9,762,179      6.00       4/20/2026 - 1/15/2036 (b)    10,000,337       1.0
                                                      4,790,848   6.50 - 9.50    4/15/2013 - 11/15/2034       5,033,102       0.5
                       -------------------------------------------------------------------------------------------------------------
                       Other Securities                                                                       3,662,190       0.4
                       -------------------------------------------------------------------------------------------------------------
                       Total Government Agency Mortgage-Backed Obligations (Cost--$358,878,023)             357,209,748      35.5
====================================================================================================================================


18      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                             Face                                                                                   Percent of
                           Amount   Non-Government Agency Mortgage-Backed Securities*                  Value        Net Assets
==============================================================================================================================
Collateralized        $ 9,525,824   Residential Accredit Loans, Inc. Series 2005-QS12 Class A8,
Mortgage                            4.729% due 8/25/2035 (c)                                       $  9,512,630         0.9%
Obligations
==============================================================================================================================
Commercial              8,869,429   CS First Boston Mortgage Securities Corp. Series 2004-FL1A
Mortgage-Backed                     Class A, 4.589% due 5/15/2014 (a)(c)                              8,872,573         0.9
Securities             15,000,000   CS First Boston Mortgage Securities Corp. Series 2005-CN2A
                                    Class A2, 4.52% due 11/15/2019 (a)(c)                            14,999,940         1.5
                        9,193,350   Commercial Mortgage Pass-Through Certificates Series
                                    2005-F10A Class A1, 4.469% due 4/15/2017 (a)(c)                   9,192,303         0.9
                       20,000,000   Greenwich Capital Commercial Funding Corp. Series 2004-FL2A
                                    Class A2, 4.578% due 11/05/2019 (c)                              20,003,312         2.0
                       15,000,000   Greenwich Capital Commercial Funding Corp. Series 2005-FL3A
                                    Class A2, 4.598% due 10/05/2007 (a)(c)                           15,000,000         1.5
                       20,000,000   JPMorgan Chase Commercial Mortgage Securities Corp. Series
                                    2004-FL1A Class A2, 4.55% due 4/16/2019 (c)                      20,015,400         2.0
                       18,942,734   Lehman Brothers Floating Rate Commercial Mortgage Trust Series
                                    2004-LLFA Class A2, 4.539% due 10/15/2017 (a)(c)                 18,946,693         1.9
                       15,000,000   Wachovia Bank Commercial Mortgage Trust Series 2004-WL4A
                                    Class A2, 4.539% due 10/15/2015 (a)(c)                           15,007,418         1.5
                                                                                                   ---------------------------
                                                                                                    122,037,639        12.2
==============================================================================================================================
                                    Total Non-Government Agency Mortgage-Backed
                                    Securities (Cost--$131,531,337)                                 131,550,269        13.1
==============================================================================================================================

==============================================================================================================================
Industry                            Fixed Income Securities
==============================================================================================================================
Aerospace & Defense                 Other Securities                                                  7,454,023         0.8
------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics             Other Securities                                                    118,591         0.0
------------------------------------------------------------------------------------------------------------------------------
Airlines                            Other Securities                                                    791,728         0.1
------------------------------------------------------------------------------------------------------------------------------
Auto Components                     Other Securities                                                    192,941         0.0
------------------------------------------------------------------------------------------------------------------------------
Automobiles                         Other Securities                                                  2,872,307         0.3
------------------------------------------------------------------------------------------------------------------------------
Beverages                           Other Securities                                                  2,910,525         0.3
------------------------------------------------------------------------------------------------------------------------------
Biotechnology                       Other Securities                                                    443,483         0.1
------------------------------------------------------------------------------------------------------------------------------
Building Products                   Other Securities                                                    279,606         0.0
------------------------------------------------------------------------------------------------------------------------------
Capital Markets                     Other Securities                                                 17,238,480         1.7
------------------------------------------------------------------------------------------------------------------------------
Chemicals                           Other Securities                                                  1,964,583         0.2
------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                    Other Securities                                                 29,460,406         2.9
------------------------------------------------------------------------------------------------------------------------------
Commercial Services &               Other Securities                                                  4,170,688         0.4
Supplies
------------------------------------------------------------------------------------------------------------------------------
Communications Equipment            Other Securities                                                  1,198,737         0.1
------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals             Other Securities                                                  2,043,815         0.2
------------------------------------------------------------------------------------------------------------------------------
Construction Materials              Other Securities                                                    351,914         0.0
------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                    Other Securities                                                  7,723,931         0.8
------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging              Other Securities                                                    342,294         0.0
------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer                Other Securities                                                    313,361         0.0
Services
------------------------------------------------------------------------------------------------------------------------------
Diversified Financial               Other Securities                                                 17,048,754         1.7
Services
------------------------------------------------------------------------------------------------------------------------------
Diversified                         Other Securities                                                 13,177,976         1.3
Telecommunication
Services
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                  Other Securities                                                  6,748,452         0.7
------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                Other Securities                                                    254,544         0.0
------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     19

                       Master Aggregate Bond Index Series      (in U.S. dollars)

                                                                                                                    Percent of
Industry                            Fixed Income Securities                                            Value        Net Assets
==============================================================================================================================
Energy Equipment &                  Other Securities                                               $    382,100         0.1%
Services
------------------------------------------------------------------------------------------------------------------------------
Food & Staples                      Other Securities                                                  3,919,379         0.4
Retailing
------------------------------------------------------------------------------------------------------------------------------
Food Products                       Other Securities                                                  4,911,944         0.5
------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                       Other Securities                                                  1,332,247         0.1
------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &             Other Securities                                                    907,822         0.1
Supplies
------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &             Other Securities                                                  1,004,055         0.1
Services
------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &               Other Securities                                                  1,889,992         0.2
Leisure
------------------------------------------------------------------------------------------------------------------------------
Household Durables                  Other Securities                                                  2,733,699         0.3
------------------------------------------------------------------------------------------------------------------------------
Household Products                  Other Securities                                                  1,817,643         0.2
------------------------------------------------------------------------------------------------------------------------------
IT Services                         Other Securities                                                    444,535         0.1
------------------------------------------------------------------------------------------------------------------------------
Independent Power                   Other Securities                                                  1,212,019         0.1
Producers & Energy Traders
------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates            Other Securities                                                  1,650,730         0.2
------------------------------------------------------------------------------------------------------------------------------
Insurance                           Other Securities                                                  9,854,136         1.0
------------------------------------------------------------------------------------------------------------------------------
Machinery                           Other Securities                                                  3,415,419         0.3
------------------------------------------------------------------------------------------------------------------------------
Media                               Other Securities                                                 11,583,885         1.2
------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                     Other Securities                                                  3,302,798         0.3
------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                     Other Securities                                                  5,704,026         0.6
------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                    Other Securities                                                  2,496,370         0.3
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable               Other Securities                                                 17,414,256         1.7
Fuels
------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products             Other Securities                                                  2,052,454         0.2
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                     Other Securities                                                  3,820,213         0.4
------------------------------------------------------------------------------------------------------------------------------
Real Estate                         Other Securities                                                  4,342,535         0.4
------------------------------------------------------------------------------------------------------------------------------
Road & Rail                         Other Securities                                                  5,394,401         0.5
------------------------------------------------------------------------------------------------------------------------------
Software                            Other Securities                                                    147,674         0.0
------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                    Other Securities                                                  1,252,801         0.1
------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance          Other Securities                                                  4,010,711         0.4
------------------------------------------------------------------------------------------------------------------------------
Tobacco                             Other Securities                                                    246,205         0.0
------------------------------------------------------------------------------------------------------------------------------
Wireless                            Other Securities                                                  5,204,711         0.5
Telecommunication Services
------------------------------------------------------------------------------------------------------------------------------
                                    Total Fixed Income Securities (Cost--$218,167,508)              219,549,899        21.9
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                    Foreign Government Obligations
==============================================================================================================================
                                    Other Securities                                                 21,170,676         2.1
------------------------------------------------------------------------------------------------------------------------------
                                    Total Foreign Government Obligations (Cost--$20,875,350)         21,170,676         2.1
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                    Capital Trusts
==============================================================================================================================
Commercial Banks                    Other Securities                                                    249,521         0.0
------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels         Other Securities                                                     83,325         0.0
------------------------------------------------------------------------------------------------------------------------------
                                    Total Capital Trusts (Cost--$327,107)                               332,846         0.0
------------------------------------------------------------------------------------------------------------------------------


20      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Summary Schedule of Investments (concluded)
                       Master Aggregate Bond Index Series      (in U.S. dollars)

                                                                                                                    Percent of
State                               Municipal Bonds                                                      Value      Net Assets
==============================================================================================================================
Illinois                            Other Securities                                                $      691,404      0.1%
------------------------------------------------------------------------------------------------------------------------------
Texas                               Other Securities                                                     1,040,333      0.1
------------------------------------------------------------------------------------------------------------------------------
                                    Total Municipal Bonds (Cost--$1,678,073)                             1,731,737      0.2
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                             Face
                           Amount   Short-Term Securities
==============================================================================================================================
Commercial Paper**    $12,700,000   Atlantic Asset Securitization Corp., 4.31% due 1/17/2006            12,678,713      1.3
                        2,500,000   Atlantic Asset Securitization Corp., 4.33% due 1/12/2006             2,497,294      0.2
                        4,200,000   Chariot Funding LLC, 4.19% due 1/03/2006                             4,200,000      0.4
                       18,200,000   DNB NOR Bank ASA, 4.25% due 1/11/2006                               18,182,811      1.8
                                    Other Securities                                                     3,599,575      0.4
                                                                                                    --------------------------
                                                                                                        41,158,393      4.1
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                       Beneficial
                         Interest
==============================================================================================================================
                      $50,141,250   Merrill Lynch Liquidity Series, LLC Money Market Series (e)(f)      50,141,250      5.0
------------------------------------------------------------------------------------------------------------------------------
                                    Total Short-Term Securities (Cost--$91,299,643)                     91,299,643      9.1
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$1,179,060,255+)                                                            1,180,519,994    117.5

Liabilities in Excess of Other Assets                                                                 (175,936,928)   (17.5)
                                                                                                    --------------------------
Net Assets                                                                                          $1,004,583,066    100.0%
                                                                                                    ==========================

* Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.
** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
+ The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................    $1,179,554,701
                                                                 ==============
      Gross unrealized appreciation .........................    $   10,739,471
      Gross unrealized depreciation .........................        (9,774,178)
                                                                 --------------
      Net unrealized appreciation ...........................    $      965,293
                                                                 ==============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Represents or includes a "to-be-announced" transaction. The Series has committed to purchasing securities for which all specific information is not available at this time.
(c)   Floating rate note.
(d)   Security, or a portion of security, is on loan.
(e)   Security was purchased with the cash proceeds from securities loans.
(f) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                            Net         Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                             $ 50,141,250     $44,641
      Merrill Lynch Premier
       Institutional Fund                               (12,139,250)     $3,357
      --------------------------------------------------------------------------

o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps outstanding as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Receive (pay) a variable return based
      on the change in the since inception
      return of the Lehman Brothers CMBS
      Investment Grade Index and pay a floating rate based on 1-month LIBOR plus 0.20%

      Broker, Morgan Stanley Capital Services, Inc.
      Expires March 2006                               $40,000,000          --
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     21

Statement of Assets and Liabilities           Master Aggregate Bond Index Series

As of December 31, 2005
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Investments in unaffiliated securities, at value (including securities loaned
                   of $48,545,490) (identified cost--$1,128,919,005) ..........................                     $1,130,378,744
                  Investments in affiliated securities, at value (identified cost--$50,141,250)                         50,141,250
                  Cash ........................................................................                            164,571
                  Receivables:
                     Interest .................................................................   $   10,172,354
                     Securities sold ..........................................................        2,267,708
                     Contributions ............................................................        1,103,996
                     Swaps ....................................................................          146,582
                     Paydowns .................................................................           94,759
                     Securities lending .......................................................            2,047        13,787,446
                                                                                                  --------------
                  Prepaid expenses and other assets ...........................................                              3,157
                                                                                                                    --------------
                  Total assets ................................................................                      1,194,475,168
                                                                                                                    --------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                  Collateral on securities loaned, at value ...................................                         50,141,250
                  Payables:
                     Securities purchased .....................................................      139,345,120
                     Withdrawals ..............................................................          304,361
                     Other affiliates .........................................................            8,766
                     Investment adviser .......................................................            7,921       139,666,168
                                                                                                  --------------
                  Accrued expenses ............................................................                             84,684
                                                                                                                    --------------
                  Total liabilities ...........................................................                        189,892,102
                                                                                                                    --------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets ..................................................................                     $1,004,583,066
                                                                                                                    --------------
==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
                  Investors' capital ..........................................................                     $1,003,123,327
                  Unrealized appreciation--net ................................................                          1,459,739
                                                                                                                    --------------
                  Net Assets ..................................................................                     $1,004,583,066
                                                                                                                    ==============

      See Notes to Financial Statements.


22      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Statement of Operations                       Master Aggregate Bond Index Series

For the Year Ended December 31, 2005
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                       Interest ...............................................................                     $   38,893,014
                       Securities lending--net ................................................                             47,998
                                                                                                                    --------------
                       Total income ...........................................................                         38,941,012
                                                                                                                    --------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                       Professional fees ......................................................   $      146,690
                       Accounting services ....................................................          114,518
                       Custodian fees .........................................................           99,899
                       Investment advisory fees ...............................................           87,098
                       Pricing fees ...........................................................           20,513
                       Printing and shareholder reports .......................................           10,473
                       Trustees' fees and expenses ............................................            7,995
                       Other ..................................................................           19,171
                                                                                                  --------------
                       Total expenses .........................................................                            506,357
                                                                                                                    --------------
                       Investment income--net .................................................                         38,434,655
                                                                                                                    --------------
==================================================================================================================================
Realized & Unrealized Loss--Net
----------------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net ....................................................       (1,665,780)
                          Swaps--net ..........................................................         (351,189)       (2,016,969)
                                                                                                  --------------
                       Change in unrealized appreciation on investments--net ..................                        (14,667,377)
                                                                                                                    --------------
                       Total realized and unrealized loss--net ................................                        (16,684,346)
                                                                                                                    --------------
                       Net Increase in Net Assets Resulting from Operations ...................                     $   21,750,309
                                                                                                                    ==============

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     23

Statements of Changes in Net Assets           Master Aggregate Bond Index Series

                                                                                                          For the Year Ended
                                                                                                             December 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                     2005               2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment income--net .....................................................   $    38,434,655    $    36,473,418
                  Realized gain (loss)--net ..................................................        (2,016,969)         8,731,790
                  Change in unrealized appreciation--net .....................................       (14,667,377)        (5,490,473)
                                                                                                 ----------------------------------
                  Net increase in net assets resulting from operations .......................        21,750,309         39,714,735
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                  Proceeds from contributions ................................................       353,608,983        160,170,832
                  Fair value of withdrawals ..................................................      (210,997,412)      (242,691,266)
                                                                                                 ----------------------------------
                  Net increase (decrease) in net assets derived from capital transactions ....       142,611,571        (82,520,434)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Total increase (decrease) in net assets ....................................       164,361,880        (42,805,699)
                  Beginning of year ..........................................................       840,221,186        883,026,885
                                                                                                 ----------------------------------
                  End of year ................................................................   $ 1,004,583,066    $   840,221,186
                                                                                                 ==================================

      See Notes to Financial Statements.


24      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Financial Highlights                          Master Aggregate Bond Index Series

                                                                                  For the Year Ended December 31,
The following ratios have been derived                          ------------------------------------------------------------------
from information provided in the financial statements.              2005          2004          2003          2002          2001
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ..............         2.48%         4.58%         3.92%        10.13%         8.07%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................          .06%          .06%          .06%          .08%          .13%
                                                                ==================================================================
                       Investment income--net ...............         4.41%         4.13%         4.22%         5.37%         5.93%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $1,004,583    $  840,221    $  883,027    $  716,568    $  466,151
                                                                ==================================================================
                       Portfolio turnover ...................       147.39%       159.44%       136.76%       112.18%       144.23%
                                                                ==================================================================

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     25

Notes to Financial Statements                 Master Aggregate Bond Index Series

1. Significant Accounting Policies:

Master Aggregate Bond Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Series, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


26      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Notes to Financial Statements (continued)     Master Aggregate Bond Index Series

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Series may enter into swap agreements, which are OTC contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Series are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

(e) Dollar rolls -- The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     27

Notes to Financial Statements (concluded)     Master Aggregate Bond Index Series

Series receives cash collateral, it may invest such collateral and retain the amount earned on such investments, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM. Pursuant to that order, the Series also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $20,989 in securities lending agent fees.

For the year ended December 31, 2005, the Series reimbursed FAM $18,835 for certain accounting services.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, MLTC, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2005 were $1,592,053,301 and $1,378,963,896, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


28      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Report of Independent Registered Public Accounting Firm
                                              Master Aggregate Bond Index Series

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master Aggregate Bond Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Aggregate Bond Index Series of the Quantitative Master Series Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     29

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in  Other Public
                                                                                                       Fund Complex   Directorships
                           Position(s)  Length of                                                      Overseen by    Held by
                           Held with    Time                                                           Director/      Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee        Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of MLIM/FAM-advised funds since 2005;       131 Funds      None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director/             (Americas Region) thereof from 2000 to 2001 and
            Age: 51        Trustee               Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  General Partner of The Burton Partnership, Limited    23 Funds       Knology, Inc.,
Burton      Princeton, NJ  Trustee      present  Partnership (an investment partnership) since 1979;   42 Portfolios  (telecommuni-
            08543-9095                           Managing General Partner of The South Atlantic                       cations) and
            Age: 61                              Venture Funds since 1983; Member of the Investment                   Symbion, Inc.,
                                                 Advisory Council of the Florida State Board of                       (health care)
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    1999 to  Professor of Finance and Economics, Graduate          23 Funds       None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since 1998.   42 Portfolios
Hodrick     08543-9095
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director/    2005 to  President and Chief Executive Officer of Allmerica    23 Funds       ABIOMED
Francis     Princeton, NJ  Trustee      present  Financial Corporation (financial services holding     42 Portfolios  (medical
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from1995                     device
            Age: 62                              to 2003; President of Allmerica Investment                           manufacturer),
                                                 Management Co., Inc. (investment adviser) from                       Cabot
                                                 1989 to 2002, Director from 1989 to 2002 and                         Corporation
                                                 Chairman of the Board from 1989 to 1990;                             (chemicals),
                                                 President, Chief Executive Officer and Director of                   LKQ
                                                 First Allmerica Financial Life Insurance Company                     Corporation
                                                 from 1989 to 2002 and Director of various other                      (auto parts
                                                 Allmerica Financial companies until 2002; Director                   manufacturing)
                                                 since 1989, Member of the Governance Nominating                      and TJX Com-
                                                 Committee since 2004, Member of the Compensation                     panies, Inc.
                                                 Committee of ABIOMED since 1989 and Member of the                    (retailer)
                                                 Audit Committee of ABIOMED from 1990 to 2004;
                                                 Director and member of the Governance and
                                                 Nomination Committee of Cabot Corporation and
                                                 Member of the Audit Committee since 1990; Director
                                                 and Member of the Audit Committee and Compensation
                                                 Committee of LKQ Corporation since 2003; Lead
                                                 Director of TJX Companies, Inc. since 1999;
                                                 Trustee of the Woods Hole Oceanographic Institute
                                                 since 2003.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments from 1993          23 Funds       None
Walsh       Princeton, NJ  Trustee      present  to 2003 and employed in various capacities            42 Portfolios
            08543-9095                           therewith from 1973 to 1992; Director, The National
            Age: 64                              Audubon Society since 1998; Director, The American
                                                 Museum of Fly Fishing since 1997.


30      MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005

Officers and Directors/Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in  Other Public
                                                                                                       Fund Complex   Directorships
                           Position(s)  Length of                                                      Overseen by    Held by
                           Held with    Time                                                           Director/      Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee        Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    1998 to  Managing Director of FGW Advisors, Inc. since 1997;   23 Funds       Watson
Weiss**     Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       42 Portfolios  Pharma-
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                      ceuticals,
            Age: 64                              Director of the Michael J. Fox Foundation for                        Inc., (pharma-
                                                 Parkinson's Research since 2000; Director of                         ceutical
                                                 BTG International Plc (a global technology                           company)
                                                 commercialization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board and the Audit Committee.

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer    1999 to  Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Vice         1999 to  Director (Global Fixed Income) of MLIM since 1998; Vice President of MLIM from
B. Hewson   Princeton, NJ  President    present  1989 to 1998.
            08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
------------------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         DECEMBER 31, 2005     31

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                               #Index 1 -- 12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick, (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc.

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $6,500
                                  Fiscal Year Ending December 31, 2004 - $6,200

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $19,000
                                  Fiscal Year Ending December 31, 2004 - $0

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $5,700
                                  Fiscal Year Ending December 31, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         Master Aggregate Bond Index Series of Quantitative Master Series Trust

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $42,500
                                  Fiscal Year Ending December 31, 2004 - $40,500

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $21,600
                                  Fiscal Year Ending December 31, 2004 - $20,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2005 - $5,577,771
             Fiscal Year Ending December 31, 2004 - $11,926,355

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                                  Face                  Interest           Maturity
                       Issue                     Amount                   Rate              Date(s)                    Value
------------------------------------------------------------------------------------------------------------------------------
Government & Agency    Fannie Mae            $  2,345,000                   5.25 %          6/15/2006            $   2,351,545
Obligations -  35.6%                           32,545,000                  2.625           11/15/2006               31,967,489
                                                1,595,000                   4.25            9/15/2007                1,581,983
                                               32,205,000                   5.75          2/15/2008 (d)             32,852,514
                                               12,395,000                   2.50            6/15/2008               11,762,198
                                               13,025,000                   3.25          8/15/2008 (d)             12,557,637
                                               22,425,000                   4.50         10/15/2008 (d)             22,300,609
                                               26,455,000                  6.625            9/15/2009               28,130,686
                                               30,840,000                   6.00            5/15/2011               32,617,525
                                                8,330,000                  4.375            3/15/2013                8,111,154
                                                5,185,000                  4.625           10/15/2014                5,123,895
                                                1,340,000                   7.25            5/15/2030                1,773,372
                       -------------------------------------------------------------------------------------------------------
                       Freddie Mac              1,245,000                   7.18            6/27/2006                1,260,520
                                               24,610,000                  4.875            3/15/2007               24,637,588
                                                6,615,000                   5.75            4/15/2008                6,757,441
                                               15,905,000                  4.125            7/12/2010               15,509,793
                                                1,460,000                   6.00            6/15/2011                1,545,375
                                                8,965,000                  4.875           11/15/2013                9,007,404
                                                  455,000                  4.375            7/17/2015                  439,932
                                               12,110,000                   4.75           11/17/2015               12,018,957
                                                8,655,000                   6.75            9/15/2029               10,703,673
                                                1,845,000                   6.25            7/15/2032                2,195,943
                       -------------------------------------------------------------------------------------------------------
                       Tennessee Valley         1,390,000                   6.25           12/15/2017                1,554,633
                       Authority Series E
                       -------------------------------------------------------------------------------------------------------
                       U.S. Treasury Bonds     14,975,000                   8.75            5/15/2017               20,563,715
                                                8,625,000                   8.50            2/15/2020               12,099,253
                                                6,335,000                  8.125            8/15/2021                8,790,060
                                                8,610,000                   6.25            8/15/2023               10,281,554
                                                4,105,000                  6.875            8/15/2025                5,286,468
                                                3,510,000                  6.375            8/15/2027                4,348,149
                                                1,845,000                  5.375            2/15/2031                2,072,453
                       -------------------------------------------------------------------------------------------------------
                       U.S. Treasury Notes      1,990,000                  2.625           11/15/2006                1,959,449
                                                7,335,000                   3.00         11/15/2007 (d)              7,152,197
                                                2,670,000                  3.625            1/15/2010                2,596,783
                                                5,890,000                   4.00           11/15/2012                5,763,229
                       -------------------------------------------------------------------------------------------------------
                       Total Government & Agency Obligations (Cost - $356,303,214) - 35.6%                         357,675,176
------------------------------------------------------------------------------------------------------------------------------
Government Agency      Fannie Mae Guaranteed      553,869                   5.50     6/01/2011 - 2/01/2019             557,758
Mortgage-Backed        Pass-Through               691,725                   6.00     2/01/2013 - 6/01/2015             706,896
Obligations* - 35.5%   Certificates               484,240                   6.50     1/01/2013 - 5/01/2016             498,104
                                                  864,830                   6.50     12/01/2025 - 1/01/2030            890,792
                                                  326,011                   7.00     4/01/2027 - 3/01/2031             340,765
                                                  250,324                   7.50     10/01/2027 - 5/01/2032            262,562
                                                   12,218                   8.00           9/01/2015                    13,047
                                                  251,093                   8.00      11/01/2029 - 9/01/2031           268,225
                                                   22,954                   8.50      5/01/2030 - 1/01/2031             24,846
                                                   53,554                   9.50           7/01/2017                    58,823

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                                  Face                  Interest           Maturity
                       Issue                     Amount                   Rate              Date(s)                    Value
------------------------------------------------------------------------------------------------------------------------------
                                             $     26,066                  10.00 %  10/01/2018 - 5/01/2022       $      28,810
                                                   10,729                  10.50          12/01/2016                    11,562
------------------------------------------------------------------------------------------------------------------------------
                       Freddie Mac Mortgage     7,577,000                   4.00         1/01/2021 (g)               7,219,457
                       Participation           36,340,382                   4.50    2/01/2011 - 1/15/2021 (g)       35,433,404
                       Certificates             6,864,845                   4.50      4/01/2034 - 12/01/2035         6,462,817
                                               30,339,591                   5.00    11/01/2017 - 2/15/2021 (g)      30,062,386
                                               77,780,197                   5.00    8/01/2035 - 2/15/2036 (g)       75,300,580
                                                8,832,665                   5.50      4/01/2014 - 7/01/2020          8,890,171
                                               96,897,291                   5.50    8/01/2035 - 2/15/2036 (g)       95,993,941
                                                3,997,901                   6.00      4/01/2016 - 10/01/2017         4,081,086
                                               30,946,594                   6.00    6/01/2033 - 2/15/2036 (g)       31,246,093
                                                  662,596                   6.50      4/01/2015 - 5/01/2017            680,918
                                               14,180,678                   6.50    1/01/2026 - 1/15/2036 (g)       14,553,209
                                                  426,767                   7.00      1/01/2011 - 7/01/2017            442,679
                                                3,562,775                   7.00      1/01/2020 - 11/01/2032         3,712,645
                                                  152,684                   7.50      5/01/2007 - 4/01/2016            159,655
                                                  739,777                   7.50      1/01/2023 - 9/01/2032            777,126
                                                  394,646                   8.00      11/01/2024 - 3/01/2032           421,291
                                                   46,452                   8.50      5/01/2028 - 8/01/2030             50,344
                                                    9,012                   9.00           9/01/2014                     9,650
                                                  193,844                   9.50           2/01/2019                   211,353
                                                   45,091                  10.00      3/01/2010 - 9/01/2017             47,940
                                                   31,962                  10.50           4/01/2016                    34,084
                                                   10,911                  11.00           9/01/2016                    12,158
                                                    5,626                  11.50           8/01/2015                     6,131
                                                   23,962                  12.50           2/01/2014                    26,484
                       -------------------------------------------------------------------------------------------------------
                       Ginnie Mae MBS           4,006,000                   4.50           9/15/2035                 3,844,508
                       Certificates             9,482,000                   5.00      1/15/2036 - 2/15/2036 (g)      9,353,925
                                                9,415,354                   5.50        1/15/2035 - 5/15/2035        9,480,084
                                                9,762,179                   6.00      4/20/2026 - 1/15/2036 (g)     10,000,337
                                                   47,123                   6.50        2/15/2014 - 5/15/2014           48,686
                                                2,374,664                   6.50        4/15/2026 - 11/15/2034       2,482,197
                                                   28,468                   7.00           4/15/2013                    29,712
                                                1,362,086                   7.00      7/15/2027 - 10/15/2031         1,430,871
                                                  507,139                   7.50      3/15/2024 - 3/15/2032            534,019
                                                  284,384                   8.00      12/15/2022 - 6/15/2031           304,524
                                                  101,625                   8.50      11/15/2017 - 3/15/2031           109,903
                                                   78,220                   9.00      4/15/2018 - 11/15/2024            85,277
                                                    7,139                   9.50           9/15/2021                     7,913
                       -------------------------------------------------------------------------------------------------------
                       Total Government Agency Mortgage-Backed Obligations (Cost - $358,878,023) - 35.5%           357,209,748
------------------------------------------------------------------------------------------------------------------------------

                                   Face
                                 Amount     Non-Government Agency Mortgage-Backed Securities*
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage       9,525,824     Residential Accredit Loans, Inc. Series 2005-QS12 Class A8, 4.729% due
Obligations - 0.9%                          8/25/2035 (c)                                                                 9,512,630
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-          8,869,429     CS First Boston Mortgage Securities Corp. Series 2004-FL1A Class A,
Backed Securities - 12.2%                   4.589% due 5/15/2014 (a)(c)                                                   8,872,573
                             15,000,000     CS First Boston Mortgage Securities Corp. Series 2005-CN2A Class A2,
                                            4.52% due 11/15/2019 (a)(c)                                                  14,999,940

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
                                 Amount     Non-Government Agency Mortgage-Backed Securities*                             Value
-----------------------------------------------------------------------------------------------------------------------------------
                           $  9,193,350     Commercial Mortgage Pass-Through Certificates
                                            Series 2005-F10A Class A1, 4.469% due 4/15/2017 (a)(c)                   $    9,192,303
                             20,000,000     Greenwich Capital Commercial Funding Corp.
                                            Series 2004-FL2A Class A2, 4.578% due 11/05/2019 (c)                         20,003,312
                             15,000,000     Greenwich Capital Commercial Funding Corp.
                                            Series 2005-FL3A Class A2, 4.598% due 10/05/2007 (a)(c)                      15,000,000
                             20,000,000     JPMorgan Chase Commercial Mortgage Securities Corp.
                                            Series 2004-FL1A Class A2, 4.55% due 4/16/2019 (c)                           20,015,400
                             18,942,734     Lehman Brothers Floating Rate Commercial Mortgage Trust
                                            Series 2004-LLFA Class A2, 4.539% due 10/15/2017 (a)(c)                      18,946,693
                             15,000,000     Wachovia Bank Commercial Mortgage Trust
                                            Series 2004-WL4A Class A2, 4.539% due 10/15/2015 (a)(c)                      15,007,418
                                                                                                                     --------------
                                                                                                                        122,037,639
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Non-Government Agency Mortgage-Backed Securities
                                            (Cost - $131,531,337) - 13.1%                                               131,550,269
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Industry                                    Fixed Income Securities
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace &                     200,000     BAE Systems Holdings, Inc., 4.75% due 8/15/2010 (a)                             196,419
Defense - 0.8%                1,000,000     Boeing Capital Corp., 5.75% due 2/15/2007                                     1,009,164
                              1,000,000     Boeing Capital Corp., 7.375% due 9/27/2010                                    1,100,362
                                540,000     General Dynamics Corp., 3% due 5/15/2008                                        517,451
                                400,000     Goodrich Corp., 7.625% due 12/15/2012                                           453,697
                                300,000     Honeywell International, Inc., 6.125% due 11/01/2011                            316,661
                                450,000     Lockheed Martin Corp., 8.50% due 12/01/2029                                     613,336
                                587,000     Northrop Grumman Corp., 7.125% due 2/15/2011                                    639,650
                                 21,000     Raytheon Co., 6.15% due 11/01/2008                                               21,794
                                350,000     Raytheon Co., 6.75% due 3/15/2018                                               391,099
                                150,000     Rockwell Collins, Inc., 4.75% due 12/01/2013                                    148,847
                                600,000     United Technologies Corp., 4.875% due 11/01/2006                                601,460
                              1,355,000     United Technologies Corp., 6.35% due 3/01/2011                                1,444,083
                                                                                                                     --------------
                                                                                                                          7,454,023
-----------------------------------------------------------------------------------------------------------------------------------
Air Freight &                    90,000     United Parcel Service, Inc., 8.375% due 4/01/2020                               118,591
Logistics - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                 540,000     Continental Airlines, Inc. Series 2002-1, 6.563% due 8/15/2013                  558,293
                                250,000     Southwest Airlines Co., 5.125% due 3/01/2017                                    233,435
                                                                                                                     --------------
                                                                                                                            791,728
-----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.0%          200,000     Johnson Controls, Inc., 4.875% due 9/15/2013                                    192,941
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.3%            1,100,000     DaimlerChrysler NA Holding Corp., 4.05% due 6/04/2008                         1,070,844
                                280,000     DaimlerChrysler NA Holding Corp., 7.30% due 1/15/2012                           302,122
                                600,000     DaimlerChrysler NA Holding Corp., 6.50% due 11/15/2013                          628,229
                                600,000     DaimlerChrysler NA Holding Corp., 8.50% due 1/18/2031                           726,010
                                150,000     Harley-Davidson, Inc., 3.625% due 12/15/2008 (a)                                145,102
                                                                                                                     --------------
                                                                                                                          2,872,307
-----------------------------------------------------------------------------------------------------------------------------------
Beverages - 0.3%                135,000     Anheuser-Busch Cos., Inc., 4.625% due 2/01/2015                                 130,956
                                160,000     Anheuser-Busch Cos., Inc., 5.95% due 1/15/2033                                  170,536
                                140,000     Anheuser-Busch Cos., Inc., 6% due 11/01/2041                                    148,604
                                645,000     Coca-Cola Enterprises, Inc., 6.75% due 9/15/2028                                733,244
                                140,000     Diageo Capital Plc, 3.50% due 11/19/2007                                        136,358
                                550,000     Diageo Finance B.V., 5.30% due 10/28/2015                                       554,435
                                500,000     Miller Brewing Co., 5.50% due 8/15/2013 (a)                                     509,653
                                155,000     Pepsi Bottling Group, Inc. Series B, 7% due 3/01/2029                           185,913
                                 92,000     Pepsi Bottling Holdings, Inc., 5.625% due 2/17/2009 (a)                          94,144
                                250,000     PepsiAmericas, Inc., 5% due 5/15/2017                                           246,682
                                                                                                                     --------------
                                                                                                                          2,910,525
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.1%       $    275,000     Amgen, Inc., 4% due 11/18/2009                                           $      266,671
                                180,000     Genentech, Inc., 4.40% due 7/15/2010                                            176,812
                                                                                                                     --------------
                                                                                                                            443,483
-----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.0%        250,000     Masco Corp., 4.80% due 6/15/2015                                                233,041
                                 45,000     Masco Corp., 6.50% due 8/15/2032                                                 46,565
                                                                                                                     --------------
                                                                                                                            279,606
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 1.7%          365,000     The Bank of New York Co., Inc., 5.20% due 7/01/2007                             366,811
                              1,100,000     The Bear Stearns Cos., Inc., 3.25% due 3/25/2009                              1,043,348
                                525,000     The Bear Stearns Cos., Inc., 4.65% due 7/02/2018                                488,870
                                775,000     Credit Suisse First Boston USA, Inc., 5.75% due 4/15/2007                       783,078
                              1,000,000     Credit Suisse First Boston USA, Inc., 4.625% due 1/15/2008                      995,228
                                800,000     Credit Suisse First Boston USA, Inc., 6.50% due 1/15/2012                       855,823
                                625,000     Credit Suisse First Boston USA, Inc., 5.125% due 1/15/2014                      622,631
                                150,000     Credit Suisse First Boston USA, Inc., 5.125% due 8/15/2015                      148,550
                                255,000     Credit Suisse First Boston USA, Inc., 7.125% due 7/15/2032                      308,391
                                 70,000     Goldman Sachs Group, Inc., 4.125% due 1/15/2008                                  68,925
                              1,000,000     Goldman Sachs Group, Inc., 3.875% due 1/15/2009                                 970,757
                              1,900,000     Goldman Sachs Group, Inc., 6.60% due 1/15/2012                                2,040,959
                                400,000     Goldman Sachs Group, Inc., 5.25% due 4/01/2013                                  400,566
                                525,000     Goldman Sachs Group, Inc., 5.125% due 1/15/2015                                 519,063
                                730,000     Goldman Sachs Group, Inc., 6.125% due 2/15/2033                                 766,149
                                600,000     Lehman Brothers Holdings, Inc., 7% due 2/01/2008                                624,602
                                245,000     Lehman Brothers Holdings, Inc., 7.875% due 8/15/2010                            273,298
                                725,000     Lehman Brothers Holdings, Inc., 6.625% due 1/18/2012                            782,759
                                400,000     Lehman Brothers Holdings, Inc., 4.80% due 3/13/2014                             390,557
                                500,000     Mellon Funding Corp., 5% due 12/01/2014                                         498,315
                              1,060,000     Morgan Stanley, 5.80% due 4/01/2007                                           1,070,805
                                600,000     Morgan Stanley, 4.25% due 5/15/2010                                             579,974
                                845,000     Morgan Stanley, 6.60% due 4/01/2012                                             908,263
                              1,250,000     Morgan Stanley, 4.75% due 4/01/2014                                           1,198,834
                                200,000     Morgan Stanley, 5.375% due 10/15/2015                                           200,194
                                150,000     Morgan Stanley, 7.25% due 4/01/2032                                             180,038
                                150,000     State Street Bank & Trust Co., 5.30% due 1/15/2016                              151,692
                                                                                                                     --------------
                                                                                                                         17,238,480
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.2%                170,000     Albemarle Corp., 5.10% due 2/01/2015                                            164,362
                                400,000     Lubrizol Corp., 5.50% due 10/01/2014                                            401,063
                                150,000     Lubrizol Corp., 6.50% due 10/01/2034                                            156,605
                                345,000     Potash Corp. of Saskatchewan Inc., 7.75% due 5/31/2011                          384,629
                                235,000     Praxair, Inc., 6.50% due 3/01/2008                                              242,613
                                 70,000     Praxair, Inc., 3.95% due 6/01/2013                                               65,515
                                 44,000     Rohm & Haas Co., 7.40% due 7/15/2009                                             47,468
                                200,000     Rohm & Haas Co., 7.85% due 7/15/2029                                            257,500
                                250,000     Yara International ASA, 5.25% due 12/15/2014 (a)                                244,828
                                                                                                                     --------------
                                                                                                                          1,964,583
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 2.9%         825,000     BB&T Corp., 6.50% due 8/01/2011                                                 884,693
                                430,000     Bank One Corp., 6.875% due 8/01/2006                                            434,638
                                200,000     Bank One Corp., 2.625% due 6/30/2008                                            189,515
                                295,000     Bank One Corp., 5.90% due 11/15/2011                                            306,787
                                378,000     Bank One Corp., 8% due 4/29/2027                                                477,315

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                           $    113,000     Bank of America Corp., 6.60% due 5/15/2010                               $      120,302
                              1,700,000     Bank of America Corp., 4.50% due 8/01/2010                                    1,670,578
                                410,000     Bank of America Corp., 4.875% due 9/15/2012                                     407,152
                              1,100,000     Bank of America Corp., 4.875% due 1/15/2013                                   1,087,859
                                400,000     Bank of America Corp., 4.75% due 8/01/2015                                      387,933
                                400,000     Comerica, Inc., 4.80% due 5/01/2015                                             387,886
                                535,000     Corporacion Andina de Fomento, 6.875% due 3/15/2012                             582,004
                                460,000     Deutsche Bank Financial, Inc., 7.50% due 4/25/2009                              494,420
                                500,000     Eksportfinans A/S, 4.75% due 12/15/2008                                         500,843
                                700,000     FleetBoston Financial Corp., 4.20% due 11/30/2007                               693,715
                              1,200,000     HSBC Bank USA NA, 5.875% due 11/01/2034                                       1,210,733
                                500,000     HSBC Finance Corp., 4.75% due 4/15/2010                                         492,596
                                530,000     KFW International Finance, 4.75% due 1/24/2007                                  529,156
                              1,000,000     KFW International Finance, 5.125% due 5/13/2009                               1,015,003
                                485,000     Key Bank National Association, 5% due 7/17/2007                                 484,941
                                250,000     Key Bank National Association, 4.95% due 9/15/2015                              243,837
                                600,000     KfW - Kreditanstalt fuer Wiederaufbau, 3.25% due 3/30/2009                      576,048
                                600,000     KfW - Kreditanstalt fuer Wiederaufbau, 4.125% due 10/15/2014                    579,572
                                600,000     KfW - Kreditanstalt fuer Wiederaufbau, 4.375% due 7/21/2015                     585,308
                              1,000,000     Korea Development Bank, 4.75% due 7/20/2009                                     991,411
                                395,000     M&I Marshall & Ilsley Bank, 4.125% due 9/04/2007                                390,617
                                500,000     M&T Bank Corp., 3.85% due 4/01/2013 (a)(c)                                      488,480
                                570,000     National Australia Bank Ltd. Series A, 8.60% due 5/19/2010                      648,805
                                600,000     National City Bank, 4.50% due 3/15/2010                                         590,509
                                295,000     National City Bank of Indiana, 4% due 9/28/2007                                 290,928
                                500,000     PNC Funding Corp., 4.20% due 3/10/2008                                          492,581
                                200,000     Popular North America, Inc., 4.70% due 6/30/2009                                196,476
                                350,000     Regions Financial Corp., 6.375% due 5/15/2012                                   374,895
                              1,065,000     Royal Bank of Scotland Group Plc, 5.05% due 1/08/2015                         1,057,304
                                200,000     Santander Central Hispano Issuances Ltd., 7.625% due 9/14/2010                  221,501
                                450,000     Sovereign Bank, 5.125% due 3/15/2013                                            441,721
                                400,000     Synovus Financial Corp., 4.875% due 2/15/2013                                   392,880
                                485,000     U.S. Bancorp, 5.10% due 7/15/2007                                               486,915
                                250,000     U.S. Bancorp Series N, 3.95% due 8/23/2007                                      246,760
                                500,000     U.S. Bank N.A., 6.30% due 2/04/2014                                             539,474
                                400,000     UnionBanCal Corp., 5.25% due 12/16/2013                                         398,713
                                525,000     Wachovia Bank NA, 4.85% due 7/30/2007                                           524,862
                                275,000     Wachovia Bank NA, 4.875% due 2/01/2015                                          268,185
                                895,000     Wachovia Corp., 5.625% due 12/15/2008                                           915,416
                              1,870,000     Wachovia Corp., 3.625% due 2/17/2009                                          1,803,593
                                150,000     Wachovia Corp., 5.25% due 8/01/2014                                             150,199
                              1,800,000     Wells Fargo & Co., 3.125% due 4/01/2009                                       1,705,046
                                250,000     Wells Fargo & Co., 5.125% due 9/15/2016                                         248,064
                                450,000     Wells Fargo & Co., 5.375% due 2/07/2035                                         443,650
                                450,000     Wells Fargo Bank NA, 6.45% due 2/01/2011                                        479,580
                                350,000     Westpac Banking Corp., 4.625% due 6/01/2018                                     329,007
                                                                                                                     --------------
                                                                                                                         29,460,406
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services &           300,000     Aramark Services, Inc., 6.375% due 2/15/2008                                    306,836
Supplies - 0.4%                 815,000     Cendant Corp., 6.875% due 8/15/2006                                             823,365
                              1,000,000     International Lease Finance Corp., 5% due 4/15/2010                             994,645

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                           $    385,000     Pitney Bowes, Inc., 4.75% due 5/15/2018                                  $      365,616
                                250,000     RR Donnelley & Sons Co., 4.95% due 5/15/2010 (a)                                243,771
                                 80,000     Science Applications International Corp., 5.50% due 7/01/2033                    76,089
                              1,250,000     Waste Management, Inc., 7.375% due 8/01/2010                                  1,360,366
                                                                                                                     --------------
                                                                                                                          4,170,688
-----------------------------------------------------------------------------------------------------------------------------------
Communications                  615,000     Alltel Corp., 7% due 7/01/2012                                                  676,158
Equipment - 0.1%                500,000     Harris Corp., 6.35% due 2/01/2028                                               522,579
                                                                                                                     --------------
                                                                                                                          1,198,737
-----------------------------------------------------------------------------------------------------------------------------------
Computers &                     200,000     Dell, Inc., 7.10% due 4/15/2028                                                 238,469
Peripherals - 0.2%              335,000     Hewlett-Packard Co., 3.625% due 3/15/2008                                       326,158
                                395,000     International Business Machines Corp., 6.45% due 8/01/2007                      404,469
                                500,000     International Business Machines Corp., 4.75% due 11/29/2012                     495,967
                                550,000     International Business Machines Corp., 5.875% due 11/29/2032                    578,752
                                                                                                                     --------------
                                                                                                                          2,043,815
-----------------------------------------------------------------------------------------------------------------------------------
Construction                    355,000     Hanson Australia Funding Ltd., 5.25% due 3/15/2013                              351,914
Materials - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 0.8%         535,000     American Express Co., 3.75% due 11/20/2007                                      525,164
                                235,000     American General Finance Corp., 5.875% due 7/14/2006                            236,393
                                175,000     American General Finance Corp. Series H, 5.375% due 10/01/2012                  175,890
                                570,000     Capital One Bank, 6.875% due 2/01/2006                                          570,920
                              1,600,000     Capital One Bank, 4.875% due 5/15/2008                                        1,593,488
                                150,000     CitiFinancial,10% due 5/15/2009                                                 172,500
                              1,015,000     HSBC Finance Corp., 5.875% due 2/01/2009                                      1,037,301
                                750,000     HSBC Finance Corp., 7% due 5/15/2012                                            820,403
                                350,000     HSBC Finance Corp., 4.75% due 7/15/2013                                         338,164
                              1,000,000     MBNA America Bank NA, 4.625% due 8/03/2009                                      992,186
                                225,000     MBNA America Bank NA, 7.125% due 11/15/2012                                     251,528
                              1,000,000     SLM Corp., 5.375% due 5/15/2014                                               1,009,994
                                                                                                                     --------------
                                                                                                                          7,723,931
-----------------------------------------------------------------------------------------------------------------------------------
Containers &                    200,000     Sealed Air Corp., 5.375% due 4/15/2008 (a)                                      200,751
Packaging - 0.0%                135,000     Sealed Air Corp., 6.95% due 5/15/2009 (a)                                       141,543
                                                                                                                     --------------
                                                                                                                            342,294
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer            300,000     J Paul Getty Trust Series 2003, 5.875% due 10/01/2033                           313,361
Services - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial           730,000     Brascan Corp., 5.75% due 3/01/2010                                              741,344
Services - 1.7%                 250,000     CIT Group Co. of Canada, 5.20% due 6/01/2015 (a)                                247,103
                                800,000     CIT Group, Inc., 5.75% due 9/28/2007                                            811,130
                                400,000     CIT Group, Inc., 5.50% due 11/30/2007                                           403,928
                                640,000     CIT Group, Inc., 4.125% due 11/03/2009                                          618,659
                                300,000     CIT Group, Inc., 5% due 2/13/2014                                               293,446
                                 90,000     Citicorp, 6.375% due 11/15/2008                                                  93,716
                              1,000,000     Citigroup, Inc., 3.625% due 2/09/2009                                           962,746
                                125,000     Citigroup, Inc., 6.50% due 1/18/2011                                            133,188
                                991,000     Citigroup, Inc., 5% due 9/15/2014                                               975,496
                                540,000     Citigroup, Inc., 6.625% due 6/15/2032                                           610,193
                                175,000     Citigroup, Inc., 6% due 10/31/2033                                              183,018
                                575,000     Citigroup, Inc., 5.85% due 12/11/2034                                           598,828
                              1,025,000     General Electric Capital Corp., 5.375% due 3/15/2007                          1,031,438
                              2,155,000     General Electric Capital Corp., 6.75% due 3/15/2032                           2,529,649

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                           $  1,000,000     General Electric Capital Corp. Series A, 4.875% due 10/21/2010           $      997,784
                                800,000     HSBC Finance Corp., 4.75% due 5/15/2009                                         791,272
                                400,000     JPMorgan Chase & Co., 3.50% due 3/15/2009                                       383,511
                                500,000     JPMorgan Chase & Co., 4.50% due 11/15/2010                                      488,880
                              1,445,000     JPMorgan Chase & Co., 6.625% due 3/15/2012                                    1,557,142
                              1,000,000     JPMorgan Chase & Co., 5.125% due 9/15/2014                                      989,911
                                400,000     JPMorgan Chase & Co., 5.15% due 10/01/2015                                      394,329
                                390,000     Nissan Motor Acceptance Corp., 4.625% due 3/08/2010 (a)                         381,083
                                430,000     Toyota Motor Credit Corp., 4.25% due 3/15/2010                                  421,511
                                375,000     UFJ Finance Aruba AEC, 6.75% due 7/15/2013                                      409,449
                                                                                                                     --------------
                                                                                                                         17,048,754
-----------------------------------------------------------------------------------------------------------------------------------
Diversified                     700,000     AT&T, Inc., 5.30% due 11/15/2010                                                702,121
Telecommunication               900,000     Ameritech Capital Funding, 6.45% due 1/15/2018                                  939,918
Services - 1.3%                 800,000     BellSouth Corp., 5% due 10/15/2006                                              801,088
                                614,000     BellSouth Corp., 6% due 10/15/2011                                              638,279
                                500,000     BellSouth Corp., 5.20% due 9/15/2014                                            497,337
                                170,000     BellSouth Corp., 6.55% due 6/15/2034                                            181,077
                                350,000     BellSouth Corp., 6% due 11/15/2034                                              349,682
                              1,295,000     British Telecommunications Plc, 8.375% due 12/15/2010                         1,474,177
                                200,000     British Telecommunications Plc, 8.875% due 12/15/2030                           267,588
                                800,000     Deutsche Telekom International Finance BV, 3.875% due 7/22/2008                 781,373
                                150,000     Deutsche Telekom International Finance BV, 8.50% due 6/15/2010                  170,066
                                450,000     Deutsche Telekom International Finance BV, 8.75% due 6/15/2030                  572,341
                                400,000     France Telecom SA, 8.50% due 3/01/2031                                          533,704
                              1,100,000     GTE Corp., 6.84% due 4/15/2018                                                1,179,735
                                255,000     GTE Corp., 6.94% due 4/15/2028                                                  272,900
                                490,000     Royal KPN NV, 8% due 10/01/2010                                                 538,142
                                500,000     SBC Communications, Inc., 5.10% due 9/15/2014                                   488,441
                                150,000     SBC Communications, Inc., 6.45% due 6/15/2034                                   156,086
                                200,000     Tele-Communications-TCI Group, 9.80% due 2/01/2012                              241,279
                                750,000     Telecom Italia Capital SA, 5.25% due 11/15/2013                                 735,956
                                200,000     Telecom Italia Capital SA, 4.95% due 9/30/2014                                  191,018
                                200,000     Telecom Italia Capital SA, 6% due 9/30/2034                                     192,671
                                250,000     Telefonos de Mexico SA de CV, 4.75% due 1/27/2010                               245,600
                                575,000     Verizon Global Funding Corp., 4.90% due 9/15/2015                               556,603
                                315,000     Verizon Global Funding Corp., 7.75% due 12/01/2030                              374,427
                                100,000     Verizon Global Funding Corp., 5.85% due 9/15/2035                                96,367
                                                                                                                     --------------
                                                                                                                         13,177,976
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 0.7%       200,000     American Electric Power Co., Inc., 5.25% due 6/01/2015                          199,315
                                235,000     Arizona Public Service Co., 5.50% due 9/01/2035                                 222,327
                                610,000     Carolina Power & Light Co., 5.95% due 3/01/2009                                 625,657
                                280,000     Commonwealth Edison Co., 6.95% due 7/15/2018                                    298,201
                                375,000     Consolidated Edison Co. of New York Series 03-C,
                                            5.10% due 6/15/2033                                                             351,550
                                125,000     Entergy Mississippi, Inc., 5.15% due 2/01/2013                                  120,654
                                170,000     FPL Group Capital, Inc., 7.625% due 9/15/2006                                   173,095
                                700,000     FirstEnergy Corp. Series B, 6.45% due 11/15/2011                                741,998

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                           $    305,000     Florida Power & Light Co., 5.40% due 9/01/2035                           $      297,665
                                160,000     Georgia Power Co. Series K, 5.125% due 11/15/2012                               161,176
                                160,000     Hydro Quebec Series GF, 8.875% due 3/01/2026                                    232,721
                                200,000     Ohio Power Co. Series G, 6.60% due 2/15/2033                                    220,370
                                200,000     PacifiCorp, 5.25% due 6/15/2035                                                 188,961
                                200,000     Pacific Gas & Electric Co., 6.05% due 3/01/2034                                 206,992
                                350,000     Pepco Holdings Inc, 6.45% due 8/15/2012                                         368,275
                                235,000     Progress Energy, Inc., 7.10% due 3/01/2011                                      253,546
                                150,000     Public Service Co. of New Mexico, 4.40% due 9/15/2008                           146,891
                                150,000     Southern California Edison Co., 6% due 1/15/2034                                158,741
                                125,000     Southern California Edison Co., 5.55% due 1/15/2036                             124,346
                              1,030,000     TXU Electric Delivery Co., 6.375% due 5/01/2012                               1,086,131
                                300,000     Westar Energy, Inc., 5.10% due 7/15/2020                                        286,766
                                280,000     Wisconsin Electric Power, 5.625% due 5/15/2033                                  283,074
                                                                                                                     --------------
                                                                                                                          6,748,452
-----------------------------------------------------------------------------------------------------------------------------------
Electrical                      250,000     Cooper Industries, Inc., 5.50% due 11/01/2009                                   254,544
Equipment - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment &              150,000     Halliburton Co., 5.50% due 10/15/2010                                           153,204
Services - 0.1%                 225,000     Nabors Industries, Inc., 5.375% due 8/15/2012                                   228,896
                                                                                                                     --------------
                                                                                                                            382,100
-----------------------------------------------------------------------------------------------------------------------------------
Food & Staples                  200,000     CVS Corp., 4% due 9/15/2009                                                     192,356
Retailing - 0.4%                160,000     The Kroger Co., 7.625% due 9/15/2006                                            162,419
                                525,000     The Kroger Co., 7.50% due 4/01/2031                                             586,097
                                 85,000     The Kroger Co. Series B, 7.70% due 6/01/2029                                     94,425
                                390,000     SUPERVALU, Inc., 7.50% due 5/15/2012                                            416,991
                              1,735,000     Wal-Mart Stores, Inc., 6.875% due 8/10/2009                                   1,846,521
                                125,000     Wal-Mart Stores, Inc., 7.55% due 2/15/2030                                      159,499
                                475,000     Wal-Mart Stores, Inc., 5.25% due 9/01/2035                                      461,071
                                                                                                                     --------------
                                                                                                                          3,919,379
-----------------------------------------------------------------------------------------------------------------------------------
Food Products - 0.5%            285,000     Archer-Daniels-Midland Co., 5.935% due 10/01/2032                               296,509
                                100,000     Bunge Ltd. Finance Corp., 5.10% due 7/15/2015 (a)                                96,752
                                200,000     Campbell Soup Co., 4.875% due 10/01/2013                                        195,605
                                200,000     ConAgra Foods, Inc., 7% due 10/01/2028                                          217,283
                                370,000     ConAgra Foods, Inc., 8.25% due 9/15/2030                                        457,006
                                400,000     General Mills Inc., 6% due 2/15/2012                                            418,619
                                500,000     Kellogg Co., 2.875% due 6/01/2008                                               476,384
                                225,000     Kraft Foods, Inc., 4.625% due 11/01/2006                                        224,293
                                260,000     Kraft Foods, Inc., 5.625% due 11/01/2011                                        266,759
                              1,000,000     Kraft Foods, Inc. Series A, 4.125% due 11/12/2009                               967,658
                                110,000     SYSCO Corp., 5.375% due 9/21/2035                                               107,674
                                170,000     Sara Lee Corp., 6.25% due 9/15/2011                                             175,120
                                180,000     Sara Lee Corp., 6.125% due 11/01/2032                                           168,261
                                565,000     Unilever Capital Corp., 7.125% due 11/01/2010                                   615,199
                                235,000     WM Wrigley Jr Co., 4.65% due 7/15/2015                                          228,822
                                                                                                                     --------------
                                                                                                                          4,911,944
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%            200,000     AGL Capital Corp., 4.45% due 4/15/2013                                          192,316
                                300,000     Atmos Energy Corp., 7.375% due 5/15/2011                                        329,324
                                300,000     Australian Gas Light Co. Ltd., 5.30% due 9/25/2015 (a)                          298,489
                                250,000     KeySpan Corp., 5.803% due 4/01/2035                                             259,220
                                260,000     Nisource Finance Corp., 5.25% due 9/15/2017                                     252,898
                                                                                                                     --------------
                                                                                                                          1,332,247
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                                   Face
Industry                         Amount     Fixed Income Securities                                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &    $    320,000     Baxter International, Inc., 4.625% due 3/15/2015                         $      305,538
Supplies - 0.1%                 425,000     Boston Scientific Corp., 5.45% due 6/15/2014                                    421,022
                                185,000     Medtronic, Inc., 4.375% due 9/15/2010 (a)                                       181,262
                                                                                                                     --------------
                                                                                                                            907,822
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &         300,000     Quest Diagnostics, Inc., 5.45% due 11/01/2015 (a)                               302,244
Services - 0.1%                 375,000     UnitedHealth Group, Inc., 3.30% due 1/30/2008                                   363,474
                                340,000     UnitedHealth Group, Inc., 5% due 8/15/2014                                      338,337
                                                                                                                     --------------
                                                                                                                          1,004,055
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &           380,000     Carnival Corp., 3.75% due 11/15/2007                                            371,459
Leisure - 0.2%                  225,000     Carnival Corp., 6.15% due 4/15/2008                                             230,416
                                700,000     Harrah's Operating Co., Inc., 5.50% due 7/01/2010                               699,719
                                225,000     Harrah's Operating Co., Inc., 5.75% due 10/01/2017                              218,992
                                350,000     Yum! Brands, Inc., 7.65% due 5/15/2008                                          369,406
                                                                                                                     --------------
                                                                                                                          1,889,992
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.3%       360,000     Black & Decker Corp., 4.75% due 11/01/2014                                      338,898
                                390,000     Centex Corp., 7.875% due 2/01/2011                                              428,159
                                815,000     Fortune Brands, Inc., 2.875% due 12/01/2006                                     797,578
                                200,000     Lennar Corp., 5.95% due 3/01/2013                                               201,300
                                100,000     MDC Holdings, Inc., 5.50% due 5/15/2013                                          96,872
                                110,000     Pulte Homes, Inc., 7.875% due 8/01/2011                                         120,843
                                350,000     Pulte Homes, Inc., 5.25% due 1/15/2014                                          334,095
                                 75,000     The Stanley Works, 4.90% due 11/01/2012                                          74,580
                                325,000     Toll Brothers Finance Corp., 6.875% due 11/15/2012                              341,374
                                                                                                                     --------------
                                                                                                                          2,733,699
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 0.2%       490,000     Clorox Co., 4.20% due 1/15/2010                                                 474,810
                                294,000     Kimberly-Clark Corp., 7.10% due 8/01/2007                                       304,176
                                180,000     Procter & Gamble Co., 4.95% due 8/15/2014                                       180,413
                                600,000     Procter & Gamble Co., 4.85% due 12/15/2015                                      593,017
                                250,000     Procter & Gamble Co., 5.80% due 8/15/2034                                       265,227
                                                                                                                     --------------
                                                                                                                          1,817,643
-----------------------------------------------------------------------------------------------------------------------------------
IT Services - 0.1%              435,000     First Data Corp., 6.375% due 12/15/2007                                         444,535
-----------------------------------------------------------------------------------------------------------------------------------
Independent Power             1,150,000     Duke Energy Corp., 6.25% due 1/15/2012                                        1,212,019
Producers & Energy
Traders - 0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Industrial                      425,000     General Electric Co., 5% due 2/01/2013                                          424,779
Conglomerates - 0.2%            300,000     Tyco International Group SA, 6.125% due 1/15/2009                               306,614
                                900,000     Tyco International Group SA, 6% due 11/15/2013                                  919,337
                                                                                                                     --------------
                                                                                                                          1,650,730
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - 1.0%                710,000     AXA Financial, Inc., 7.75% due 8/01/2010                                        786,181
                                330,000     Ace INA Holdings Inc., 8.30% due 8/15/2006                                      336,697
                                350,000     Ace INA Holdings Inc., 5.875% due 6/15/2014                                     362,053
                                250,000     The Allstate Corp., 5.375% due 12/01/2006                                       250,758
                                400,000     The Allstate Corp., 6.125% due 2/15/2012                                        421,558
                                350,000     The Allstate Corp., 5% due 8/15/2014                                            346,399
                                325,000     American General Corp., 7.50% due 7/15/2025                                     398,164
                                450,000     Berkshire Hathaway Finance Corp., 4.125% due 1/15/2010                          437,281
                                500,000     Berkshire Hathaway Finance Corp., 4.85% due 1/15/2015                           491,346
                                300,000     Hartford Life, Inc., 7.375% due 3/01/2031                                       366,683
                                200,000     Infinity Property & Casualty Corp. Series B, 5.50% due 2/18/2014                194,883
                                275,000     John Hancock Financial Services, Inc., 5.625% due 12/01/2008                    280,442
                              1,000,000     Marsh & McLennan Cos., Inc., 5.15% due 9/15/2010                                993,350

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                           $    175,000     Marsh & McLennan Cos., Inc., 6.25% due 3/15/2012                         $      182,324
                                500,000     Marsh & McLennan Cos., Inc., 5.75% due 9/15/2015                                504,018
                                150,000     Metlife, Inc., 6.125% due 12/01/2011                                            158,949
                                625,000     Metlife, Inc., 5% due 11/24/2013                                                618,357
                                200,000     Metlife, Inc., 5.70% due 6/15/2035                                              200,741
                                500,000     Monumental Global Funding II, 4.375% due 7/30/2009 (a)                          489,426
                                145,000     New York Life Insurance Co., 5.875% due 5/15/2033 (a)                           151,346
                                425,000     The Progressive Corp., 6.25% due 12/01/2032                                     463,767
                                500,000     Prudential Financial, Inc., 5.10% due 9/20/2014                                 497,665
                                100,000     RLI Corp., 5.95% due 1/15/2014                                                   99,470
                                150,000     SunAmerica, Inc., 5.60% due 7/31/2097                                           147,996
                                250,000     Travelers Property Casualty Corp., 6.375% due 3/15/2033                         266,218
                                350,000     W.R. Berkley Corp., 5.125% due 9/30/2010                                        347,651
                                 60,000     Western & Southern Financial Group, Inc., 5.75% due 7/15/2033 (a)                60,413
                                                                                                                     --------------
                                                                                                                          9,854,136
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 0.3%                265,000     Caterpillar Financial Services Corp., 4.875% due 6/15/2007                      264,842
                                500,000     Caterpillar Financial Services Corp., 5.05% due 12/01/2010                      501,057
                                300,000     Caterpillar Financial Services Corp., 4.60% due 1/15/2014                       292,147
                              1,000,000     Caterpillar, Inc., 6.55% due 5/01/2011                                        1,078,980
                                720,000     Deere & Co., 7.85% due 5/15/2010                                                803,027
                                230,000     Deere & Co., 6.95% due 4/25/2014                                                259,324
                                220,000     Dover Corp., 4.875% due 10/15/2015                                              216,042
                                                                                                                     --------------
                                                                                                                          3,415,419
-----------------------------------------------------------------------------------------------------------------------------------
Media - 1.2%                    255,000     British Sky Broadcasting Plc, 8.20% due 7/15/2009                               278,702
                                200,000     COX Enterprises, Inc., 4.375% due 5/01/2008 (a)                                 195,299
                                575,000     Clear Channel Communications, Inc., 4.90% due 5/15/2015                         519,960
                                100,000     Clear Channel Communications, Inc., 7.25% due 10/15/2027                        102,803
                                450,000     Comcast Cable Communications, 8.875% due 5/01/2017                              553,638
                                215,000     Comcast Corp., 5.85% due 1/15/2010                                              219,024
                                570,000     Comcast Corp., 7.05% due 3/15/2033                                              615,363
                                150,000     Comcast Corp., 6.50% due 11/15/2035                                             152,858
                                235,000     Cox Communications, Inc., 7.125% due 10/01/2012                                 251,797
                                450,000     Cox Communications, Inc., 6.80% due 8/01/2028                                   464,753
                                375,000     Gannett Co., Inc., 5.50% due 4/01/2007                                          376,639
                                200,000     IAC/InterActiveCorp, 7% due 1/15/2013                                           205,776
                                665,000     News America, Inc., 7.25% due 5/18/2018                                         741,172
                                340,000     News America, Inc., 7.28% due 6/30/2028                                         371,749
                              1,700,000     Reed Elsevier Capital, Inc., 6.125% due 8/01/2006                             1,709,994
                                345,000     The Thomson Corp., 5.75% due 2/01/2008                                          349,903
                                325,000     The Thomson Corp., 4.25% due 8/15/2009                                          316,521
                                352,000     Time Warner Companies, Inc., 6.875% due 6/15/2018                               373,447
                              1,510,000     Time Warner, Inc., 6.875% due 5/01/2012                                       1,607,365
                                400,000     Time Warner, Inc., 7.70% due 5/01/2032                                          449,864
                                200,000     Univision Communications, Inc., 7.85% due 7/15/2011                             220,094
                              1,000,000     Viacom, Inc., 5.625% due 5/01/2007                                            1,005,323
                                375,000     Walt Disney Co., 6.375% due 3/01/2012                                           396,644
                                100,000     Walt Disney Co. Series B, 6.20% due 6/20/2014                                   105,197
                                                                                                                     --------------
                                                                                                                         11,583,885
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.3%     $    840,000     Alcan, Inc., 6.45% due 3/15/2011                                         $      886,089
                                150,000     Alcan, Inc., 5.75% due 6/01/2035                                                146,051
                                150,000     Alcoa, Inc., 6% due 1/15/2012                                                   157,079
                                400,000     Alcoa,  Inc., 5.375% due 1/15/2013                                              406,154
                                365,000     BHP Finance USA Ltd., 6.42% due 3/01/2026                                       409,103
                                200,000     Barrick Gold Finance, Inc., 4.875% due 11/15/2014                               193,591
                                120,000     Corporacion Nacional del Cobre de Chile - CODELCO, 6.375% due
                                            11/30/2012 (a)                                                                  129,047
                                300,000     Inco Ltd., 7.75% due 5/15/2012                                                  334,811
                                100,000     Newmont Mining Corp., 5.875% due 4/01/2035                                       98,682
                                150,000     Teck Cominco Ltd., 6.125% due 10/01/2035                                        148,343
                                400,000     Textron Financial Corp. Series E, 4.125% due 3/03/2008                          393,848
                                                                                                                     --------------
                                                                                                                          3,302,798
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities - 0.6%          270,000     AmerenEnergy Generating Co. Series F, 7.95% due 6/01/2032                       341,606
                                180,000     Baltimore Gas & Electric, 5.20% due 6/15/2033                                   166,502
                                300,000     CenterPoint Energy Resources Corp. Series B, 7.875% due 4/01/2013               343,077
                                115,000     Cincinnati Gas & Electric, 5.70% due 9/15/2012                                  118,036
                                250,000     Dominion Resources, Inc., 4.125% due 2/15/2008                                  245,364
                                410,000     Dominion Resources, Inc., 6.30% due 3/15/2033                                   417,155
                                180,000     Dominion Resources, Inc., 5.95% due 6/15/2035                                   175,696
                                541,000     Dominion Resources, Inc. Series A, 8.125% due 6/15/2010                         601,310
                                300,000     FirstEnergy Corp., 7.375% due 11/15/2031                                        353,991
                                200,000     New York State Electric & Gas Corp., 5.75% due 5/01/2023                        198,984
                                400,000     PSEG Power LLC, 5.50% due 12/01/2015                                            397,087
                                400,000     Pacific Gas & Electric Co., 3.60% due 3/01/2009                                 383,853
                                250,000     Pacific Gas & Electric Co., 4.20% due 3/01/2011                                 239,712
                                500,000     Pacific Gas & Electric Co., 4.80% due 3/01/2014                                 487,264
                                745,000     Public Service Electric & Gas, 5.125% due 9/01/2012                             746,155
                                170,000     South Carolina Electric & Gas, 6.70% due 2/01/2011                              183,138
                                290,000     Southern Power Co. Series B, 6.25% due 7/15/2012                                305,096
                                                                                                                     --------------
                                                                                                                          5,704,026
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 0.3%          25,000     Federated Department Stores, 6.625% due 9/01/2008                                25,909
                                135,000     Federated Department Stores, 6.30% due 4/01/2009                                139,217
                                270,000     Federated Department Stores, 6.625% due 4/01/2011                               286,689
                                235,000     Kohl's Corp., 6.30% due 3/01/2011                                               247,425
                                600,000     The May Department Stores Co., 5.75% due 7/15/2014                              611,725
                                888,000     Target Corp.,10% due 1/01/2011                                                1,066,709
                                100,000     Target Corp., 6.75% due 1/01/2028                                               118,696
                                                                                                                     --------------
                                                                                                                          2,496,370
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable           300,000     Amerada Hess Corp., 7.30% due 8/15/2031                                         347,185
Fuels - 1.7%                    390,000     Anadarko Finance Co. Series B, 6.75% due 5/01/2011                              421,954
                                 60,000     Anadarko Finance Co. Series B, 7.50% due 5/01/2031                               73,537
                                500,000     Apache Corporation, 6.25% due 4/15/2012                                         537,288
                                390,000     Atlantic Richfield Co., 5.90% due 4/15/2009                                     404,742
                                730,000     Burlington Resources Finance Co., 6.50% due 12/01/2011                          788,031
                                525,000     Canadian Natural Resources Ltd., 4.90% due 12/01/2014                           513,642
                                330,000     Chevron Phillips Chemical Co. LLC, 5.375% due 6/15/2007                         331,083
                                425,000     ChevronTexaco Capital Co., 3.50% due 9/17/2007                                  416,341
                                565,000     ChevronTexaco Capital Co., 3.375% due 2/15/2008                                 549,685
                                125,000     Colonial Pipeline Co., 7.63% due 4/15/2032 (a)                                  163,963
                                845,000     ConocoPhillips, 4.75% due 10/15/2012                                            839,827
                                375,000     ConocoPhillips, 5.90% due 10/15/2032                                            402,462

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                           $    505,000     Conoco Phillips Holding Co., 6.95% due 4/15/2029                         $      609,486
                                475,000     Consolidated Natural Gas Co. Series C, 6.25% due 11/01/2011                     497,406
                                150,000     Devon Energy Corp., 7.95% due 4/15/2032                                         193,450
                                600,000     EnCana Corp., 4.75% due 10/15/2013                                              586,385
                                500,000     Enterprise Products Operating LP, 5.60% due 10/15/2014                          499,609
                                200,000     Enterprise Products Operating LP, 6.65% due 10/15/2034 (a)                      206,512
                                110,958     Kern River Funding Corp., 4.893% due 4/30/2018 (a)                              108,755
                                250,000     Kinder Morgan Energy Partners LP, 5.35% due 8/15/2007                           250,624
                                425,000     Kinder Morgan Energy Partners LP, 6.75% due 3/15/2011                           452,661
                                200,000     Kinder Morgan, Inc., 6.50% due 9/01/2012                                        211,877
                                125,000     Marathon Oil Corp., 6.80% due 3/15/2032                                         144,138
                                760,000     Midamerican Energy Holdings Co., 5.875% due 10/01/2012                          784,596
                                150,000     Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                                 151,206
                                100,000     Murphy Oil Corp., 6.375% due 5/01/2012                                          106,493
                                400,000     Nexen, Inc., 5.05% due 11/20/2013                                               394,262
                                950,000     Norsk Hydro ASA, 6.36% due 1/15/2009                                            988,383
                                745,000     Ocean Energy, Inc., 7.25% due 10/01/2011                                        822,733
                                200,000     PTT PCL, 5.875% due 8/03/2035 (a)                                               192,641
                              1,025,000     Pemex Project Funding Master Trust, 8.85% due 9/15/2007 (a)                   1,086,500
                                405,000     Pemex Project Funding Master Trust, 9.125% due 10/13/2010                       466,155
                                 40,000     Pemex Project Funding Master Trust, 8.625% due 2/01/2022                         49,300
                                150,000     Pemex Project Funding Master Trust, 6.625% due 6/15/2035 (a)                    150,375
                                200,000     Petro-Canada, 5.95% due 5/15/2035                                               202,886
                                210,000     Plains All American Pipeline LP, 5.625% due 12/15/2013                          212,623
                                150,000     TGT Pipeline LLC, 5.20% due 6/01/2018                                           144,678
                                300,000     Texas Gas Transmission Corp., 4.60% due 6/01/2015                               283,526
                                200,000     Transocean, Inc., 7.50% due 4/15/2031                                           251,991
                                750,000     Valero Energy Corp., 6.875% due 4/15/2012                                       817,226
                                175,000     XTO Energy, Inc., 4.90% due 2/01/2014                                           170,892
                                600,000     XTO Energy, Inc., 5% due 1/31/2015                                              587,147
                                                                                                                     --------------
                                                                                                                         17,414,256
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest                  300,000     Celulosa Arauco y Constitucion SA, 5.125% due 7/09/2013                         290,002
Products - 0.2%                 300,000     International Paper Co., 5.30% due 4/01/2015                                    288,944
                                150,000     Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                                   144,362
                                290,000     Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)                                276,952
                                200,000     Westvaco Corp., 8.20% due 1/15/2030                                             234,239
                                242,000     Weyerhaeuser Co., 5.95% due 11/01/2008                                          246,888
                                250,000     Weyerhaeuser Co., 6.75% due 3/15/2012                                           265,347
                                275,000     Weyerhaeuser Co., 7.375% due 3/15/2032                                          305,720
                                                                                                                     --------------
                                                                                                                          2,052,454
-----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 0.4%          350,000     Abbott Laboratories, 3.50% due 2/17/2009                                        337,364
                                560,000     AstraZeneca Group Plc, 5.40% due 6/01/2014                                      577,284
                                290,000     Eli Lilly & Co., 7.125% due 6/01/2025                                           348,992
                                300,000     Johnson & Johnson, 4.95% due 5/15/2033                                          292,518
                                500,000     Pfizer, Inc., 4.50% due 2/15/2014                                               489,340
                                250,000     Pfizer, Inc., 4.65% due 3/01/2018                                               237,709
                              1,300,000     Wyeth, 5.50% due 2/01/2014                                                    1,316,839
                                200,000     Wyeth, 6.50% due 2/01/2034                                                      220,167
                                                                                                                     --------------
                                                                                                                          3,820,213
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
Industry                         Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.4%         $    215,000     AvalonBay Communities, Inc., 6.625% due 9/15/2011                        $      230,008
                                200,000     BRE Properties, 5.95% due 3/15/2007                                             201,709
                                195,000     Brandywine Operating Partnership LP, 5.625% due 12/15/2010                      195,145
                                400,000     Centerpoint Properties Trust, 4.75% due 8/01/2010                               388,862
                                530,000     Developers Diversified Realty Corp., 6.625% due 1/15/2008                       544,163
                                450,000     Duke Realty LP, 5.25% due 1/15/2010                                             450,834
                                200,000     EOP Operating LP, 6.75% due 2/15/2012                                           212,247
                                145,000     EOP Operating LP, 7.25% due 6/15/2028                                           160,305
                                 25,000     EOP Operating LP, 7.50% due 4/19/2029                                            28,171
                                400,000     ERP Operating LP, 5.25% due 9/15/2014                                           398,163
                                400,000     HRPT Properties Trust, 5.75% due 2/15/2014                                      401,183
                                275,000     Liberty Property-LP, 7.25% due 3/15/2011                                        298,824
                                350,000     Prologis, 5.625% due 11/15/2015 (a)                                             352,097
                                250,000     Simon Property Group LP, 4.60% due 6/15/2010                                    243,713
                                240,000     Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a)                         237,111
                                                                                                                     --------------
                                                                                                                          4,342,535
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.5%              830,000     Burlington Northern Santa Fe Corp., 6.75% due 7/15/2011                         895,455
                                490,000     CSX Corp., 6.75% due 3/15/2011                                                  525,104
                                600,000     CSX Corp., 5.50% due 8/01/2013                                                  612,719
                                500,000     Canadian National Railway Co., 6.375% due 10/15/2011                            532,614
                                675,000     Norfolk Southern Corp., 6.75% due 2/15/2011                                     728,170
                                250,000     Norfolk Southern Corp., 5.257% due 9/17/2014                                    252,311
                                105,000     Norfolk Southern Corp., 5.59% due 5/17/2025                                     104,899
                                315,000     Norfolk Southern Corp., 7.25% due 2/15/2031                                     382,097
                                275,000     TTX Co., 4.90% due 3/01/2015 (a)                                                266,115
                              1,080,000     Union Pacific Corp., 5.75% due 10/15/2007                                     1,094,917
                                                                                                                     --------------
                                                                                                                          5,394,401
-----------------------------------------------------------------------------------------------------------------------------------
Software - 0.0%                 150,000     Computer Associates International, Inc., 5.625% due 12/01/2014 (a)              147,674
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 0.1%          65,000     Lowe's Cos., Inc., 6.50% due 3/15/2029                                           73,861
                                450,000     Ltd. Brands, 6.125% due 12/01/2012                                              455,939
                                700,000     Staples, Inc., 7.125% due 8/15/2007                                             723,001
                                                                                                                     --------------
                                                                                                                          1,252,801
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage              700,000     Countrywide Financial Corp. Series A, 4.50% due 6/15/2010                       679,477
Finance - 0.4%                  740,000     Countrywide Home Loans, Inc., 5.625% due 7/15/2009                              751,194
                                230,000     Golden West Financial Corp., 4.75% due 10/01/2012                               225,463
                                300,000     Residential Capital Corp., 6.375% due 6/30/2010                                 304,835
                                400,000     Washington Mutual Bank FA, 5.65% due 8/15/2014                                  405,072
                                275,000     Washington Mutual Bank FA, 5.125% due 1/15/2015                                 268,688
                                145,000     Washington Mutual Financial Corp., 6.875% due 5/15/2011                         157,203
                                400,000     Washington Mutual, Inc., 7.50% due 8/15/2006                                    406,072
                                435,000     Washington Mutual, Inc., 4.20% due 1/15/2010                                    421,187
                                 90,000     Washington Mutual, Inc., 8.25% due 4/01/2010                                    100,212
                                300,000     Washington Mutual, Inc., 5.25% due 9/15/2017                                    291,308
                                                                                                                     --------------
                                                                                                                          4,010,711
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.0%                  225,000     Altria Group Inc., 7% due 11/04/2013                                            246,205
-----------------------------------------------------------------------------------------------------------------------------------
Wireless                        575,000     AT&T Wireless Services, Inc., 8.75% due 3/01/2031                               761,770
Telecommunication               550,000     America Movil SA de CV, 6.375% due 3/01/2035                                    542,465
Services - 0.5%                 400,000     Sprint Capital Corp., 6.375% due 5/01/2009                                      415,159
                                400,000     Sprint Capital Corp., 8.375% due 3/15/2012                                      463,585
                                200,000     Sprint Capital Corp., 6.90% due 5/01/2019                                       220,278
                                225,000     Sprint Capital Corp., 6.875% due 11/15/2028                                     245,855

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
                                 Amount     Fixed Income Securities                                                       Value
-----------------------------------------------------------------------------------------------------------------------------------
                           $    600,000     Sprint Capital Corp., 8.75% due 3/15/2032                                $      796,248
                                525,000     Verizon Wireless Capital LLC, 5.375% due 12/15/2006                             526,729
                                530,000     Vodafone Group Plc, 7.75% due 2/15/2010                                         580,491
                                185,000     Vodafone Group Plc, 7.875% due 2/15/2030                                        230,943
                                400,000     Vodafone Group Plc, 6.25% due 11/30/2032                                        421,188
                                                                                                                     --------------
                                                                                                                          5,204,711
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Fixed Income Securities
                                            (Cost - $218,167,508) - 21.9%                                               219,549,899
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Foreign Government Obligations
-----------------------------------------------------------------------------------------------------------------------------------
                              1,990,000     Canadian Government International Bond, 5.25% due 11/05/2008                  2,035,165
                                350,000     Chile Government International Bond, 5.50% due 1/15/2013                        357,525
                                500,000     China Government International Bond, 7.30% due 12/15/2008                       533,359
                                625,000     Export-Import Bank of Korea, 5.125% due 3/16/2015                               620,387
                              1,120,000     Finland Government International Bond, 5.875% due 2/27/2006                   1,122,401
                              1,000,000     Inter-American Development Bank, 6.80% due 10/15/2025                         1,193,887
                                550,000     Italy Government International Bond, 4.375% due 10/25/2006                      548,720
                                675,000     Italy Government International Bond, 4% due 6/16/2008                           663,952
                                450,000     Italy Government International Bond, 6% due 2/22/2011                           476,576
                                770,000     Italy Government International Bond, 4.50% due 1/21/2015                        746,821
                              1,050,000     Italy Government International Bond, 6.875% due 9/27/2023                     1,252,517
                                525,000     Italy Government International Bond, 5.375% due 6/15/2033                       534,775
                              1,520,000     Mexico Government International Bond, 9.875% due 2/01/2010                    1,782,960
                              1,925,000     Mexico Government International Bond, 6.375% due 1/16/2013                    2,045,313
                              1,180,000     Mexico Government International Bond, 6.75% due 9/27/2034                     1,290,625
                                220,000     Poland Government International Bond, 5% due 10/19/2015                         219,175
                                445,000     Province of British Columbia, 4.625% due 10/03/2006                             444,871
                              1,120,000     Province of Manitoba Canada, 5.50% due 10/01/2008                             1,142,485
                              1,000,000     Province of Ontario, 6% due 2/21/2006                                         1,001,880
                              1,100,000     Province of Ontario, 3.125% due 5/02/2008                                     1,058,820
                                350,000     Province of Quebec, 4.875% due 5/05/2014                                        350,666
                                950,000     Province of Quebec, 4.60% due 5/26/2015                                         926,892
                                625,000     Province of Quebec, 7.50% due 9/15/2029                                         820,904
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Foreign Government Obligations
                                            (Cost - $20,875,350) - 2.1%                                                  21,170,676
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Industry                                    Capital Trusts
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 0.0%         250,000     HBOS Plc, 5.375% (a)(b)(c)                                                      249,521
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable            75,000     Pemex Project Funding Master Trust, 7.375% due 12/15/2014                        83,325
Fuels - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Capital Trusts (Cost - $327,107) - 0.0%                                   332,846
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
State                                       Municipal Bonds
-----------------------------------------------------------------------------------------------------------------------------------
Illinois - 0.1%                 700,000     Illinois State, GO, 5.10% due 6/01/2033                                         691,404
-----------------------------------------------------------------------------------------------------------------------------------
Texas - 0.1%                  1,040,000     Dallas, Texas, GO, Series C, 5.25% due 2/15/2024                              1,040,333
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Municipal Bonds (Cost - $1,678,073) - 0.2%                              1,731,737
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

                                   Face
                                 Amount     Short-Term Securities                                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper**         $  2,500,000     Atlantic Asset Securitization Corp., 4.33% due 1/12/2006                 $    2,497,294
                             12,700,000     Atlantic Asset Securitization Corp., 4.31% due 1/17/2006                     12,678,713
                              4,200,000     Chariot Funding LLC, 4.19% due 1/03/2006                                      4,200,000
                             18,200,000     DNB NOR Bank ASA, 4.25% due 1/11/2006                                        18,182,811
                              3,600,000     Prudential Funding, LLC, 4.25% due 1/04/2006                                  3,599,575
                                                                                                                     --------------
                                                                                                                         41,158,393
-----------------------------------------------------------------------------------------------------------------------------------

                             Beneficial
                               Interest
-----------------------------------------------------------------------------------------------------------------------------------
                           $ 50,141,250     Merrill Lynch Liquidity Series, LLC
                                            Money Market Series (e)(f)                                                   50,141,250
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Short-Term Securities (Cost - $91,299,643) - 9.1%                      91,299,643
-----------------------------------------------------------------------------------------------------------------------------------
                                            Total Investments  (Cost - $1,179,060,255+)  - 117.5%                     1,180,519,994

                                            Liabilities in Excess of Other Assets - (17.5%)                            (175,936,928)
                                                                                                                     --------------
                                            Net Assets - 100.0%                                                      $1,004,583,066
                                                                                                                     ==============

* Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.
** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
+ The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:


      Aggregate cost                                            $ 1,179,554,701
                                                                ===============
      Gross unrealized appreciation                             $    10,739,471
      Gross unrealized depreciation                                  (9,774,178)
                                                                ---------------
      Net unrealized appreciation                               $       965,293
                                                                ===============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   The security is a perpetual bond and has no definite maturity date.
(c)   Floating rate note.
(d)   Security, or a portion of security, is on loan.
(e)   Security was purchased with the cash proceeds from securities loans.
(f) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------------------------
      Affiliate                                                           Net Activity      Interest/Dividend Income
      --------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Money Market Series             $ 50,141,250              $44,641
      Merrill Lynch Premier Institutional Fund                             (12,139,250)             $ 3,357
      --------------------------------------------------------------------------------------------------------------

(g) Represents or includes a "to-be-announced" transaction. The Series has committed to purchasing securities for which all specific information is not available at this time.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2005

o     Swaps outstanding as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------------------------------------------
                                                                                       Notional          Unrealized
                                                                                        Amount          Appreciation
      --------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers CMBS Investment
      Grade Index and pay a floating rate based on 1-month LIBOR plus 0.20%

      Broker, Morgan Stanley Capital Services, Inc.
      Expires March 2006                                                             $ 40,000,000           --
      --------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master Aggregate Bond Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 23, 2006 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2006

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 21, 2006


By: /s/ Donald C. Burke
    -----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 21, 2006